Exhibit 99.2

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 1 of 15 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Juliana L. Hoffman (24106103) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email: tom.califano@sidley.com jhoffman@sidley.com SIDLEY AUSTIN LLP Stephen Hessler (admitted pro hac vice) Anthony R. Grossi (admitted pro hac vice) Jason L. Hufendick (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: shessler@sidley.com agrossi@sidley.com jhufendick@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 CAREMAX, INC., et al.1 Case No. 24-80093 (MVL) Debtors. (Jointly Administered) GLOBAL NOTES FOR THE DECEMBER 2024 AMENDED MONTHLY OPERATING REPORTS On November 17, 2024, (the “Petition Date”) CareMax, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors” or the “Company”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, 1 A complete list of each of the Debtors in these Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://cases.stretto.com/CareMax. The Debtors’ mailing address is 1000 NW 57 Court, Suite 400, Miami, Florida 33126.

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 2 of 15 United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 24-80093 (MVL). 1. General Methodology: The Debtors are filing this amended monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for CareMax, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. The financial statements presented herein reflect the book values of the Debtor entities of CareMax, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 3 of 15 5. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 6. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 7. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 8. Postpetition Borrowing: Following the Petition Deate, the Court approved debtor-in-possession borrowing as set forth in the Final Order (A) Authorizing the Debtors to (I) Obtain Postpetition Financing, (II) Use Cash Collateral, (III) Grant Senior Secured Liens and Provide Claims with Superpriority Administrative Expense Status, and (IV) Grant Adequate Protection to the Prepetition Secured Parties, (B) Modifying the Automatic Stay, and (C) Granting Related Relief [Docket No. 245]. 9. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information. 10. Attachments and Exhibits: Bank statements and other supporting documents and exhibits are attached to the MORs as applicable for each Debtor entity. The Debtor entities that do not have bank statements or other supporting documents and exhibits attached to their MORs do not have bank accounts in their name. Any documents, exhibits, or statements attached to the MOR of CareMax, Inc. are incorporated by reference into the MOR for all Debtors. 11. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * *

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 4 of 15 UNITED STATES BANKRUPTCY COURT Northern DISTRICT OF Texas Dallas In Re. Managed Healthcare Partners, L.L.C. § Case No. 24-80112 § § Lead Case No. 24-80093 Debtor(s) § Jointly Administered $PHQGHG_Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2024 Petition Date: 11/17/2024 Months Pending: 1 Industry Classification: 6 2 1 1 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 1,100 Debtor’s Full-Time Employees (as of date of order for relief): 980 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Paul Rundell Paul Rundell Signature of Responsible Party Printed Name of Responsible Party 01/__/2025 Date 540 West Madison Street, 18th Floor, Chicago, Illinois 60661 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Managed Healthcare Partners, L.L.C. Case No. 24-80112

| Part 1: Cash Receipts and Disbursements | Current Month | Cumulative |
|---|---|---|
| a. Cash balance beginning of month | $21,082,364 | |
| b. Total receipts (net of transfers between accounts) | $20,604,538 | $33,205,390 |
| c. Total disbursements (net of transfers between accounts) | $25,230,678 | $30,547,197 |
| d. Cash balance end of month (a+b-c) | $16,456,224 | |
| e. Disbursements made by third party for the benefit of the estate | $0 | $0 |
| f. Total disbursements for quarterly fee calculation (c+e) | $25,230,678 | $30,547,197 |

| Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) | Current Month |
|---|---|
| a. Accounts receivable (total net of allowance) | $33,343,404 |
| b. Accounts receivable over 90 days outstanding (net of allowance) | $0 |
| c. Inventory (Book ◉ Market ◯ Other ◯ (attach explanation)) | $12,514 |
| d Total current assets | $133,944,488 |
| e. Total assets | $578,333,375 |
| f. Postpetition payables (excluding taxes) | $3,425,912 |
| g. Postpetition payables past due (excluding taxes) | $0 |
| h. Postpetition taxes payable | $0 |
| i. Postpetition taxes past due | $0 |
| j. Total postpetition debt (f+h) | $3,425,912 |
| k. Prepetition secured debt | $0 |
| l. Prepetition priority debt | $0 |
| m. Prepetition unsecured debt | $976,043,781 |
| n. Total liabilities (debt) (j+k+l+m) | $979,469,693 |
| o. Ending equity/net worth (e-n) | $-401,136,317 |

| Part 3: Assets Sold or Transferred | Current Month | Cumulative |
|---|---|---|
| a. Total cash sales price for assets sold/transferred outside the ordinary course of business | $0 | $0 |
| b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business | $0 | $0 |
| c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) | $0 | $0 |

| Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) | Current Month | Cumulative |
|---|---|---|
| a. Gross income/sales (net of returns and allowances) | $51,895,039 | |
| b. Cost of goods sold (inclusive of depreciation, if applicable) | $42,048,098 | |
| c. Gross profit (a-b) | $9,846,941 | |
| d. Selling expenses | $7,006,620 | |
| e. General and administrative expenses | $5,407,073 | |
| f. Other expenses | $-75,130 | |
| g. Depreciation and/or amortization (not included in 4b) | $1,088,361 | |
| h. Interest | $639,459 | |
| i. Taxes (local, state, and federal) | $1,140 | |
| j. Reorganization items | $2,057,736 | |
| k. Profit (loss) | $-6,278,318 | $-8,411,903 |

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Managed Healthcare Partners, L.L.C. Case No. 24-80112

## Part 5: Professional Fees and Expenses

| | | | | Approved Current Month | Approved Cumulative | Paid Current Month | Paid Cumulative |
|---|---|---|---|---|---|---|---|
| a. | Debtor's professional fees & expenses (bankruptcy) *Aggregate Total* | | | $198,163 | $198,163 | $198,163 | $198,163 |
| | *Itemized Breakdown by Firm* | | | | | | |
| | | Firm Name | Role | | | | |
| | i | Stretto, Inc. | Other | $198,163 | $198,163 | $198,163 | $198,163 |
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UST Form 11-MOR (12/01/2021) 3

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 7 of 15 Debtor’s Name Managed Healthcare Partners, L.L.C. Case No. 24-80112 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Case 24-80093-mvl11 Doc 577 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Main Document Page 8 of 15 Debtor’s Name Managed Healthcare Partners, L.L.C. Case No. 24-80112 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total $0 Itemized Breakdown by Firm Firm Name Role i $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Managed Healthcare Partners, L.L.C. Case No. 24-80112

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Managed Healthcare Partners, L.L.C. Case No. 24-80112

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| | xcix | | | | | | |
| | c | | | | | | |
| c. | All professional fees and expenses (debtor & committees) | | | $0 | $0 | $0 | $0 |

| Part 6: Postpetition Taxes | | Current Month | Cumulative |
|---|---|---|---|
| a. | Postpetition income taxes accrued (local, state, and federal) | $0 | $0 |
| b. | Postpetition income taxes paid (local, state, and federal) | $0 | $0 |
| c. | Postpetition employer payroll taxes accrued | $23,923 | $23,923 |
| d. | Postpetition employer payroll taxes paid | $60,769 | $91,301 |
| e. | Postpetition property taxes paid | $0 | $0 |
| f. | Postpetition other taxes accrued (local, state, and federal) | $0 | $0 |
| g. | Postpetition other taxes paid (local, state, and federal) | $165,001 | $198,493 |

**Part 7: Questionnaire - During this reporting period:**

| | | | |
|---|---|---|---|
| a. | Were any payments made on prepetition debt? (if yes, see Instructions) | Yes ● No ○ | |
| b. | Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) | Yes ○ No ● | |
| c. | Were any payments made to or on behalf of insiders? | Yes ● No ○ | |
| d. | Are you current on postpetition tax return filings? | Yes ● No ○ | |
| e. | Are you current on postpetition estimated tax payments? | Yes ● No ○ | |
| f. | Were all trust fund taxes remitted on a current basis? | Yes ● No ○ | |
| g. | Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) | Yes ○ No ● | |
| h. | Were all payments made to or on behalf of professionals approved by the court? | Yes ● No ○ N/A ○ | |
| i. | Do you have: Worker's compensation insurance? | Yes ● No ○ | |
| | If yes, are your premiums current? | Yes ● No ○ N/A ○ | (if no, see Instructions) |
| | Casualty/property insurance? | Yes ● No ○ | |
| | If yes, are your premiums current? | Yes ● No ○ N/A ○ | (if no, see Instructions) |
| | General liability insurance? | Yes ● No ○ | |
| | If yes, are your premiums current? | Yes ● No ○ N/A ○ | (if no, see Instructions) |
| j. | Has a plan of reorganization been filed with the court? | Yes ● No ○ | |
| k. | Has a disclosure statement been filed with the court? | Yes ● No ○ | |
| l. | Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? | Yes ● No ○ | |

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Managed Healthcare Partners, L.L.C. Case No. 24-80112

**Part 8: Individual Chapter 11 Debtors (Only)**

| | | |
|---|---|---|
| a. | Gross income (receipts) from salary and wages | $0 |
| b. | Gross income (receipts) from self-employment | $0 |
| c. | Gross income from all other sources | $0 |
| d. | Total income in the reporting period (a+b+c) | $0 |
| e. | Payroll deductions | $0 |
| f. | Self-employment related expenses | $0 |
| g. | Living expenses | $0 |
| h. | All other expenses | $0 |
| i. | Total expenses in the reporting period (e+f+g+h) | $0 |
| j. | Difference between total income and total expenses (d-i) | $0 |
| k. | List the total amount of all postpetition debts that are past due | $0 |
| l. | Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? | Yes ○ No ◉ |
| m. | If yes, have you made all Domestic Support Obligation payments? | Yes ○ No ○ N/A ◉ |

**Privacy Act Statement**

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

**I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.**

| | |
|---|---|
| /s/ Paul Rundell | Paul Rundell |
| Signature of Responsible Party | Printed Name of Responsible Party |
| Chief Restructuring Officer | 01/30/2025 |
| Title | Date |

UST Form 11-MOR (12/01/2021) 9

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Case 24-80093-mvl11 Doc 577-1 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 1 Page 1 of 2 Exhibit 1 Statement of Cash Receipts and Disbursements

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In re: CareMax, Inc. et al

**Exhibit - 1**
Case No.: 24-80093
Reporting Period: 12/1/2024 - 12/31/2024

**Statement of Cash Receipts and Disbursements**

| Debtor | Case Number | Cash Balance Beg. of Period | Cash Receipts | Intra-Company Transfers | Cash Disbursements | Cash Balance EOM | Disbursements by 3rd Party | Total Disbursements |
|---|---|---|---|---|---|---|---|---|
| Care Alliance, L.L.C. | 24-80138 | $ 116,081 | $ 232 | $ 105,885 | $ - | $ 222,199 | | $ - |
| Care Optical, L.L.C. | 24-80143 | 42,065 | 177,664 | (105,885) | (78,549) | 35,295 | | (78,549) |
| Care Optimize, L.L.C. | 24-80096 | 3,450 | 17 | 20,000 | (13,484) | 9,983 | | (13,484) |
| CareMax Accountable Care Network, L.L.C. | 24-80134 | - | - | - | - | - | | - |
| CareMax Health Partners, L.L.C. | 24-80136 | 765 | 0 | 72,012 | (72,777) | 0 | | (72,777) |
| CareMax IPA, L.L.C. | 24-80101 | 500 | 1 | - | (0) | 501 | | (0) |
| CareMax Medical Center of Broward, L.L.C. | 24-80094 | 497 | 781 | - | - | 1,278 | | - |
| CareMax Medical Center of Coral Way, L.L.C. | 24-80126 | 13 | 37 | - | - | 50 | | - |
| CareMax Medical Center of East Hialeah, L.L.C. | 24-80130 | - | - | - | - | - | | - |
| CareMax Medical Center of Hialeah, L.L.C. | 24-80103 | 137 | 475 | - | - | 612 | | - |
| CareMax Medical Center of Homestead, L.L.C. | 24-80123 | 286 | 787 | - | - | 1,073 | | - |
| CareMax Medical Center of Little Havana II, L.L.C. | 24-80129 | 345 | 490 | - | - | 835 | | - |
| CareMax Medical Center of Little Havana, L.L.C. | 24-80097 | 258 | 122 | - | - | 380 | | - |
| CareMax Medical Center of North Miami, L.L.C. | 24-80106 | 197 | 313 | - | - | 510 | | - |
| CareMax Medical Center of Pembroke Pines, L.L.C. | 24-80120 | 2,794 | 2,778 | - | - | 5,571 | | - |
| CareMax Medical Center of Tamarac, L.L.C. | 24-80108 | 0 | - | - | - | 0 | | - |
| CareMax Medical Center of Westchester, L.L.C. | 24-80109 | - | - | - | - | - | | - |
| CareMax Medical Center, L.L.C. | 24-80128 | - | - | - | - | - | | - |
| CareMax Medical Centers of Central Florida, L.L.C. | 24-80114 | 192,884 | 291,338 | - | (175) | 484,046 | | (175) |
| CareMax Medical Group, L.L.C. | 24-80102 | 3,286 | 145 | 79,014 | - | 82,445 | | - |
| CareMax National Care Network, L.L.C. | 24-80135 | - | - | - | - | - | | - |
| CareMax of Miami L.L.C. | 24-80105 | 308 | 454 | - | - | 763 | | - |
| CareMax, Inc. | 24-80093 | - | - | - | - | - | | - |
| CareMed Pharmacy, L.L.C. | 24-80107 | 2,343,222 | 3,983,829 | - | (2,050,374) | 4,276,676 | | (2,050,374) |
| Clear Scripts, L.L.C. | 24-80118 | 211,817 | 322 | - | - | 212,139 | | - |
| Interamerican Medical Center Group, L.L.C. | 24-80117 | 2,466,429 | 5,126,919 | (7,477,702) | (4,802) | 110,844 | | (4,802) |
| Jesus Montesano, MD, L.L.C. | 24-80110 | - | - | - | - | - | | - |
| Jose Orcasita-NG, L.L.C. | 24-80121 | - | - | - | - | - | | - |
| Managed Healthcare Partners, L.L.C. | 24-80112 | 21,082,364 | 20,604,538 | 7,429,263 | (25,230,678) | 23,885,487 | | (25,230,678) |
| Medical Care of NY, P.C. | 24-80142 | 18,425 | 2,477 | - | (10,973) | 9,929 | | (10,973) |
| Medical Care of Tennessee, P.L.L.C. | 24-80141 | 220,683 | 27,213 | - | (1,493) | 246,403 | | (1,493) |
| Medical Care of Texas, P.L.L.C. | 24-80140 | 602 | - | - | (130) | 472 | | (130) |
| Physician Service Organization L.L.C. | 24-80100 | - | 40 | 130 | (130) | 40 | | (130) |
| RX Marine Inc. | 24-80145 | 432,876 | 744,891 | - | (40,979) | 1,136,787 | | (40,979) |
| Sparta Texas ACO, Inc. | 24-80092 | 391,183 | 354,855 | - | (99) | 745,940 | | (99) |
| Sunset Cardiology, L.L.C. | 24-80099 | 29,023 | 100,114 | (122,717) | (432) | 5,988 | | (432) |
| **Total Cash Receipts and Cash Disbursements** | | **$ 27,560,491** | **$ 31,420,832** | **$ 0** | **$ (27,505,076)** | **$ 31,476,247** | **$ -** | **$ (27,505,076)** |

1

Case 24-80093-mvl11 Doc 577-2 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 2 Page 1 of 2 Exhibit 2 Balance Sheet by Reporting Entity

Case 24-80093-mvl11 Doc 577-2 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc
Exhibit 2 Page 2 of 2

In re: Caremax, Inc. et al

**Exhibit - 2**
Case No.: 24-80093
Reporting Period: 12/1/24 - 12/31/24

## Balance Sheet by Reporting Entity

| Case Number | 24-80138 | 24-80137 | 24-80143 | 24-80107 | 24-80093 | 24-80112 | 24-80118 | 24-80142 | 24-80141 | 24-80140 | 24-80136 | 24-80134 | 24-80135 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Care Alliance, L.L.C. | CareMax Holdings, L.L.C. | Care Optical, L.L.C. | CareMed Pharmacy, L.L.C. | CareMax, Inc. | Managed Healthcare Partners, L.L.C. | Clear Scripts, L.L.C. | Medical Care of NY, P.C. | Medical Care of Tennessee, P.L.L.C. | Medical Care of Texas, P.L.L.C. | CareMax Health Partners, L.L.C. | CareMax Accountable Care Network, L.L.C. | CareMax National Care Network, L.L.C. |
| Cash and Cash Equivalents | 222,199 | 39,975 | 35,295 | 4,276,676 | - | 23,331,228 | 1,348,927 | 9,929 | 246,403 | 472 | 7,297,687 | 1,919,182 | 6,162,949 |
| Accounts Receivable, Net | - | (180) | - | 1,255,606 | - | 33,343,404 | 231,919 | 4,798 | - | 0 | 1,464,536 | 3,610,139 | 39,670,469 |
| Inventory | - | - | - | 399,415 | - | 12,514 | 264,198 | - | - | - | - | - | - |
| Prepaid Expenses | 702 | - | - | 8,642 | 6,824,135 | 7,411,821 | - | 7,906 | 2,652 | - | 282,493 | - | 210,001 |
| Intercompany Receivable | - | - | - | 1,693,823 | 666,790,535 | 69,845,521 | - | - | - | - | 1,947,490 | - | - |
| **Total Current Assets** | **222,900** | **39,794** | **35,295** | **7,634,163** | **673,614,669** | **133,944,488** | **1,845,044** | **22,633** | **249,055** | **472** | **10,992,207** | **5,529,321** | **46,043,418** |
| Fixed Assets, Net | 32,532 | 4,249 | 6,011 | 859,827 | - | 15,328,600 | 4,076 | - | - | - | - | - | - |
| Intangible Assets, Net | - | 287,867 | - | 369,580 | - | 46,963,232 | - | 18,659 | - | 7,639 | 3,397,744 | - | - |
| Investments | - | 5,124,109 | - | - | 398,367,185 | 328,453,339 | 2,000,000 | - | - | - | - | - | - |
| Deposits and Prepayments | - | 3,233 | 8,954 | 17,048 | - | 12,524,883 | - | - | - | - | - | - | - |
| Other Assets | - | 420,000 | - | 634,177 | - | 41,118,834 | - | - | - | - | - | - | - |
| **Total Assets** | **255,432** | **5,879,253** | **50,260** | **9,514,795** | **1,071,981,854** | **578,333,375** | **3,849,120** | **41,292** | **249,055** | **8,112** | **14,389,952** | **5,529,321** | **46,043,418** |
| Postpetition Accounts Payable | - | 349,575 | - | 2,713,901 | - | 3,425,912 | - | - | - | - | - | - | - |
| Prepetition Accounts Payable | - | - | - | 29,536 | - | 10,835,743 | - | - | - | - | 2,714 | - | - |
| Accrued Liabilities | 20,907 | - | 31,994 | 849,883 | 51,250 | 16,750,739 | 35,639 | 6,200 | 3,776 | 3,500 | - | - | - |
| Deferred Revenue | - | - | - | - | - | 39,629,358 | - | 151,121 | 58,588 | - | 9,665,930 | (1,410,201) | (37,681,449) |
| Intercompany Payable | 906,859 | 7,389,257 | - | 4,402,923 | - | 702,544,153 | 2,995,254 | 6,359,941 | 2,302,381 | 1,058,880 | 3,642,267 | 1,919,182 | 6,443,825 |
| Other Current Liabilities | - | (6,819) | - | 136,157 | 66,032 | 76,459,176 | - | - | - | - | 206,916 | 522,056 | 4,859,529 |
| **Total Current Liabilities** | **927,767** | **7,732,013** | **31,994** | **8,132,400** | **117,282** | **849,645,081** | **3,030,893** | **6,517,262** | **2,364,745** | **1,062,380** | **13,517,827** | **1,031,037** | **(26,378,095)** |
| Loans | - | - | - | 718,853 | - | 1,420,771 | - | 2,149,078 | 825,503 | 541,000 | - | - | - |
| Post-Petition DIP Financing | - | - | - | - | 123,247,396 | - | - | - | - | - | - | - | - |
| Pre-Petition Secured Debt | - | - | - | - | 321,544,129 | 5,500 | - | - | - | - | - | - | - |
| Other Liabilities | - | - | - | 539,156 | - | 128,398,341 | 105,495 | - | - | - | (5,578,470) | 524,852 | (3,336,404) |
| **Total Liabilities** | **927,767** | **7,732,013** | **31,994** | **9,390,409** | **444,908,806** | **979,469,693** | **3,136,388** | **8,666,340** | **3,190,248** | **1,603,380** | **7,939,357** | **1,555,888** | **(29,714,499)** |
| Partners Equity | - | 5,124,109 | - | 1,850,000 | - | 726,784,524 | 150,000 | - | - | - | - | - | - |
| Common Stock | - | - | - | - | 11,087 | - | - | - | - | - | - | - | - |
| Additional Paid In Capital | - | - | - | - | 790,822,855 | - | - | - | - | - | - | - | - |
| Retained Earnings | (701,299) | (4,421,613) | 53,626 | (280,134) | (85,310,368) | (694,494,072) | 666,595 | (5,528,873) | (1,901,363) | (1,308,987) | 4,699,841 | 4,643,713 | 62,995,698 |
| Net Income (Loss) | 28,964 | (2,555,256) | (35,360) | (1,445,480) | (78,450,526) | (433,426,770) | (103,863) | (3,096,175) | (1,039,830) | (286,282) | 1,750,753 | (670,280) | 12,762,220 |
| **Total Stockholders Equity** | **(672,334)** | **(1,852,760)** | **18,266** | **124,386** | **627,073,048** | **(401,136,318)** | **712,732** | **(8,625,048)** | **(2,941,193)** | **(1,595,269)** | **6,450,595** | **3,973,432** | **75,757,918** |
| **Total Liabilities and S/E** | **255,432** | **5,879,253** | **50,260** | **9,514,795** | **1,071,981,854** | **578,333,375** | **3,849,120** | **41,292** | **249,055** | **8,112** | **14,389,952** | **5,529,321** | **46,043,418** |

2

Case 24-80093-mvl11 Doc 577-3 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 3 Page 1 of 2 Exhibit 3 Income Statement by Reporting Entity

Case 24-80093-mvl11 Doc 577-3 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc
Exhibit 3 Page 2 of 2

In re: Caremax, Inc. et al

**Exhibit - 3**
Case No.: 24-80093
Reporting Period: 12/1/24 - 12/31/24

**Income Statement by Reporting Entity**

| Case Number | 24-80138 | 24-80137 | 24-80143 | 24-80107 | 24-80093 | 24-80112 | 24-80118 | 24-80142 | 24-80141 | 24-80140 | 24-80136 | 24-80134 | 24-80135 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Care Alliance, L.L.C. | CareMax Holdings, L.L.C. | Care Optical, L.L.C. | CareMed Pharmacy, L.L.C. | CareMax, Inc. | Managed Healthcare Partners, L.L.C. | Clear Scripts, L.L.C. | Medical Care of NY, P.C. | Medical Care of Tennessee, P.L.L.C. | Medical Care of Texas, P.L.L.C. | CareMax Health Partners, L.L.C. | CareMax Accountable Care Network, L.L.C. | CareMax National Care Network, L.L.C. |
| **Revenue** | | | | | | | | | | | | | |
| Service Fund Revenue | - | - | - | - | - | 50,698,195 | - | - | - | - | (471,409) | 129,808 | 3,476,837 |
| Other Revenue | - | - | - | 2,783,899 | - | 1,196,844 | 399,897 | 275 | 1,539 | - | 16,968 | - | - |
| Care Optimize Revenue | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Care Alliance Revenue | - | - | 177,664 | - | - | - | - | - | - | - | - | - | - |
| **Total Income** | **-** | **-** | **177,664** | **2,783,899** | **-** | **51,895,039** | **399,897** | **275** | **1,539** | **-** | **(454,441)** | **129,808** | **3,476,837** |
| **Cost of Sales** | | | | | | | | | | | | | |
| Medical Expense | - | - | - | - | - | 40,635,912 | - | - | - | - | - | - | - |
| Other COGS | - | - | - | 3,947,660 | - | 1,403,559 | 844,371 | 43,066 | - | - | 66,928 | 12,981 | 347,684 |
| Care Optimize COGS | - | 14,396 | - | - | - | 290 | - | - | - | - | - | - | - |
| Alliance COGS | 15,283 | - | - | - | - | - | - | - | - | - | - | - | - |
| IPA Expense | - | - | - | - | - | 8,337 | - | - | - | - | - | - | - |
| **Total Cost of Sales** | **15,283** | **14,396** | **-** | **3,947,660** | **-** | **42,048,098** | **844,371** | **43,066** | **-** | **-** | **66,928** | **12,981** | **347,684** |
| **Total Gross Profit** | **(15,283)** | **(14,396)** | **177,664** | **(1,163,761)** | **-** | **9,846,941** | **(444,474)** | **(42,790)** | **1,539** | **-** | **(521,369)** | **116,827** | **3,129,153** |
| **Expenses** | | | | | | | | | | | | | |
| Payroll | 54,005 | 326,745 | 88,720 | 193,120 | 549,241 | 7,006,620 | 19,663 | 810 | - | - | 6,308 | - | - |
| General and Administrative | 10,103 | 69,933 | 961 | 37,606 | 455,893 | 5,407,073 | 1,674 | 1,126 | 1,912 | 422 | 179,144 | - | - |
| Reorganization Expenses | - | - | - | - | - | 2,057,736 | - | - | - | - | - | - | - |
| Depreciation and Amortization | 716 | 4,992 | 179 | 29,023 | - | 1,088,361 | 104 | - | - | - | - | - | - |
| **Total Expenses** | **64,824** | **401,669** | **89,860** | **259,750** | **1,005,134** | **15,559,790** | **21,442** | **1,936** | **1,912** | **422** | **185,452** | **-** | **-** |
| Other Income (Expense) | 232 | 78 | - | 6,864 | - | 75,131 | 1,859 | - | - | - | - | - | - |
| Interest | - | 1,630 | - | - | 1,117,347 | 639,459 | - | - | - | - | - | - | - |
| Taxes | - | 4,827 | - | - | 16,667 | 1,140 | - | - | - | - | - | - | - |
| **Total Net Income** | **(79,875)** | **(422,445)** | **87,804** | **(1,416,646)** | **(2,139,147)** | **(6,278,318)** | **(464,057)** | **(44,726)** | **(373)** | **(422)** | **(706,821)** | **116,827** | **3,129,153** |

3

Case 24-80093-mvl11 Doc 577-4 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 4 Page 1 of 5 Exhibit 4 Post-Petition Liabilities Aging

Case 24-80093-mvl11 Doc 577-4 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 4 Page 2 of 5 In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24 Post-Petition AP Balance Case Number 24-80137 24-80107 24-80112 24-80136 CareMax Holdings, L.L.C. CareMed Pharmacy, L.L.C. Managed Healthcare Partners, L.L.C. CareMax Health Partners, L.L.C. 1675 JV Associates, LLC - - 36,259 - A & E Processing, Inc. - - 2,600 - ACC Business - - 158 - ADP Commercial Leasing, LLC - - 41,639 - ADP Screening & Selection Services - - 417 - ADP, Inc - - 1,205 - ADT Commercial - - 301 - ADT Security Services - - 601 - Advanced Psychiatric Services Corp - - 10,000 - AG Home Therapy Inc - - 3,795 - AG Music Entertaiment & Production Inc - - 9,583 - Alarm Brokers of Florida, LLC - 1,004 3,612 - MD PA - - 2,500 - MD - - 6,475 - , DPM PA - - 1,200 - All Covered - - 25,369 - All Dade Exterminators,Inc - - 214 - Ambulatory Diagnostic Center, Inc - - 15,841 - American AC & Refrigeration - - 4,200 - American Business Forms, Inc - - 905 - American Medical Supplies & Equipment Inc - - 1,842 - Angeles Food Corp - - 77,178 - - 3,915 - - Army Pest Control LLC - - 70 - Art Production Studio , LLC - - 405 - AT & T - - 14,790 - Atlas Pest Solutions Corp - 75 - - Atlas Pest Solutions Corp. - - 1,782 - Best Office - 17 - - Best Office Group - - 425 - Brickell Complete Auto Service - - 6,760 - Brinks Home Security, Inc - - 148 - Broward A&C Medical Supply - - 335 - Brown & Brown RS Insurance Services, LLC - - 25,296 - BTM Development Partners LLC - - 67,463 - Building Your Body LLC - - 465 - Call center services & BPO Colombia 349,575 - - - Cardinal Health, Inc - 820,038 - - - - 3,654 - Casa de Corazon - - 780 - Celer Health LLC - 28,168 - - CFFI Miami Lakes, LLC - - 19,267 - Cintas Corporation No. 2 - - 284 - City of Deerfield Beach- Utility - - 124 - City of Hialeah - - 65 - City of Homestead - Utility - - 2,335 - City of Lauderhill - Utility - - 265 - City of Margate - - 299 - City of Miami - - 444 - City of Oakland Park - Utility Lockbox - - 473 - City of Pembroke Pines-Class - - 440 - City of Plantation Utilities Department - - 360 - City of Sunrise - - 358 - City of Sunrise. - - 159 - City of Tamarac - - 569 - City of Tampa Utilities - - 89 - CMK Real Estate - - 12,192 - Collected Strategies LLC - - 57,480 - Comcast - 370 8,168 - Concentra - - 86 - Continental Stock Transfer & Trust Company - - 778 - Copier Rescue Inc - - 573 - CP Pembroke Pines, LLC - - 40,447 - CPA by Choice - 200 - - CPA By Choice Inc - - 10,900 - CVS Security Group, LLC - - 2,347 - CyraCom, LLC - - 20 - D/B/A Miami Wellness - - 23,500 - - - 760 - Datalink Service Fund Solutions, LLC - - 4,298 -

Case 24-80093-mvl11 Doc 577-4 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 4 Page 3 of 5 In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24 Post-Petition AP Balance Case Number 24-80137 24-80107 24-80112 24-80136 CareMax Holdings, L.L.C. CareMed Pharmacy, L.L.C. Managed Healthcare Partners, L.L.C. CareMax Health Partners, L.L.C. - 3,780 - - De Lage Landen Financial Services, Inc - - 10,367 - DeliverHealth Solutions LLC - - 194 - DeliverStat, LLC - 127,665 - - DEX Imaging LLC - - 652 - Digestive and Liver Center of Florida - - 3,500 - DoctorFare, INC - - 11,923 - Doctors Clinical Laboratory Services Inc - - 42 - Donnelley Financial, LLC - - 1,258 - Dr. Pipe Plumbing Contractor Inc. - - 5,004 - Duke Energy - - 2,423 - Eight to Eighty Eyewear - - 88 - Electricopy International Inc - - 193 - , DPM - - 5,200 - Emilio’s BBQ Catering Services Corp - - 12,388 - DO PL - - 24,000 - EPC Consultants LLC - 2,538 - - EverBank Commercial Finance - - 17,875 - FactSet Research Systems Inc. - - 1,300 - FedEx - - 886 - Flagler West Corporate Center, LLC - - 34,852 - Florida Fire Alarm, Inc - - 300 - Florida Medical Management Partners, Inc - - 5,900 - Florida Pest Control - - 69 - Florida Pure Water Systems, LLC - - 492 - Florida School Bus Infraction Detection Enforcement - - 225 - Foot And Ankle Network, Inc. - - 25,000 - Foster Ave. LLC - - 14,058 - FPL - - 15,027 - - - 300 - - - 22,000 - Frontier - - 367 - FVP HH Medical Office LLC - - 33,320 - FVP RE Ocala 3200 LLC - - 41,187 - Galileo Optical Laboratory - - 10,535 - Garan Enterprises Inc - - 115 - Gastro Health, LLC - - 58,000 - - - 24,000 - GFL Enviromental - - 67 - Gold Coast Maintenance, Inc - - 10,920 - Goodwin Procter LLP - - 3,410 - - - 12,000 - Harmony Sound Music Services LLC - - 7,200 - Harvest International Investments LLC - - 17,582 - HCBA LLC - - 1,925 - Health Catalyst, Inc. - - 238,965 - Health Promotions LLC - - 5,600 - Healthnut Nutrition & Wellness Consultant PA - - 870 - Higher Focus Media , LLC - - 30,362 - Image First Healthcare Laundry Specialist - - 4,433 - Inventurus Knowledge Solution Inc - - 19,085 - Iron Mountain - - 983 - Israel Family 3401 Deer Creek LLC - - 60,667 - Ivanis Forteza Landscaping Inc - - 540 - J & C Property Management - - 374 - - 960 - - JC Auto Services II, INC. - - 52,018 - JL Psych Services - - 10,000 - JSB Realty NO 3 LLC - - 57,677 - - - 1,000 - MD PA - - 14,800 - KG Family - - 200 - Kimco Delaware Inc - - 6,348 - Kissimmee Utility Authority Dept 96 - - 1,710 - Kold Steel Inc d/ba Sound Imaging Services - - 14,460 - KRM Radiology PA - - 442 - Laboratory Corporation of America Holdings - - 100 - , PLLC - - 16,800 - Las Mias Medical Center Inc - - 2,880 - - - 2,534 -

Case 24-80093-mvl11 Doc 577-4 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 4 Page 4 of 5 In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24 Post-Petition AP Balance Case Number 24-80137 24-80107 24-80112 24-80136 CareMax Holdings, L.L.C. CareMed Pharmacy, L.L.C. Managed Healthcare Partners, L.L.C. CareMax Health Partners, L.L.C. Leading Fitness LLC - - 740 - LEAF - - 815 - Leaseflorida FT.Pierce, LLC - - 25,796 - Liberty Software Inc. - 14,900 4,277 - Lower Extremity Care LLC - - 1,820 - Loza Pest Solutions - - 569 - - - 2,692 - LYFT, Inc - - 13,220 - MD PA - - 18,750 - - - 2,577 - - - 3,692 - Matheson Tri-Gas Inc. - - 763 - - - 3,080 - MB Mobile Repair - - 21,843 - McKesson Corporation - 1,706,369 1,637 - McKesson Medical Surgical - - 5,218 - MDFlow Systems - - 3,500 - Medallion - - 8 - Medical Electronics Inc - - 1,190 - Medical Health Services of South Florida - - 5,000 - Medical Waste Management - 90 3,345 - Memorial Healthcare System - - 8,519 - Mercedez-Benz Financial Serivces - - 992 - MetLife - - 1,706 - MetLife. - - 80,104 - Metropolitan Fire Equipment Inc - - 187 - Metropolitan Telecommunications- Mettel - - 145 - Miami Dade Water & Sewer Dept - - 449 - Miami-Dade Clerk of the Court - - 277 - Miami-Dade Fire Rescue Department - - 588 - - - 110 - - - 6,273 - - - 500 - myMDcareers - - 22,000 - Navitas Credit Corp - - 2,498 - Newclear Medical Service Inc - - 1,040 - nexAir,LLC - - 2,740 - NextGen Healthcare Inc - - 10,877 - - - 2,615 - - - 2,848 - Nova Healthcare Management - - 13,750 - Olymbec USA LLC - - 6,275 - OpusCare of South Florida - - 6,650 - Oracle Elevator Holdco Inc - - 81 - Original Impressions LLC - - 3,112 - ORKIN, LLC - - 124 - Orlando Utilities Commission - - 6,823 - Osha Medical Training, Inc - - 1,500 - Outpatient Psy Care, Inc - - 11,050 - Philips Medical Capital - - 1,424 - Pitney Bowes Bank Inc- Purchase Power - - 1,311 - Pitney Bowes Purchase Power - - 129 - Professional Parking Management Corp. - - 115 - Psych Me Health Services INC - - 13,600 - Pulmonary Physician of South Florida, LLC - - 24,600 - Quality Managed Health Care Inc - - 13,798 - Quench USA, Inc - - 113 - Quest Diagnostics - - 48 - Radiation Detection Company, Inc - - 762 - Radphysics Consultants Inc - - 400 - Ramswel, Inc - 639 20,123 - Republic Service #696 - - 384 - Rico Foods Company - - 320 - RingCentral Inc - - 147,847 - Roberto & Silvio Lawn Services Inc - - 1,248 - Roberts Oxygen Company Inc - - 97 - - - 4,890 - Ropes & Gray LLP - - 38,833 - - - 195 - Ross + Ross LLC - - 59,754 -

Case 24-80093-mvl11 Doc 577-4 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 4 Page 5 of 5 In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24 Post-Petition AP Balance Case Number 24-80137 24-80107 24-80112 24-80136 CareMax Holdings, L.L.C. CareMed Pharmacy, L.L.C. Managed Healthcare Partners, L.L.C. CareMax Health Partners, L.L.C. RX Systems, Inc - 557 - - , M.D. - - 1,830 - Savannah Consulting Inc. - - 3,000 - Sculptur Fit LLC - - 320 - Sharp Business Systems - - 2,274 - Shredco - - 1,400 - Sime Management Corporation - - 7,712 - Simplified Imaging Solutions, LLC - - 9,034 - SLU INC - - 3,972 - Snappy App, Inc. - - 3,614 - Sol de Borinquen Bakery - - 27,693 - Sosa Plumbing Inc - - 450 - South Florida Pulmonary & Critical Care Associates, - - 8,000 - Southeast Diagnostic Reading Services, Inc. - - 8,960 - Spectrum Business - - 2,110 - St. James Preservation - - 1,540 - Staples Contract & Commercial LLC - 400 21,589 - Stericycle, Inc. - - 2,170 - Sterling Technology Limited - - 6,175 - Stretto Inc - - 609,188 - Summer Ave Development Llc - - 10,337 - Sunbuilt General Contractors, Inc. - - 6,011 - SureCheckUSA - - 1,019 - Tamarac Group LLC - - 6,106 - Tampa Electric Company - - 4,258 - Telefonica Global Solutions USA, Inc - - 5,073 - TH Memphis Raines LLC - - 118,007 - TH Miami Northlake LLC - - 84,965 - TH Orlando 8575 NE 138 LLC - - 72,909 - TH Palm Bay 470 Malabar LLC - - 64,313 - Th Palm Bay 548 Barton Llc - - 54,515 - TH PSL Village Parkway LLC - - 70,076 - The Nursing Station - - 495 - The Sourcing Group, LLC - - 3,336 - THFF REIT LLC -Daytona Beach - - 62,727 - THFF REIT LLC-Titusville - - 35,448 - - - 2,184 - Thomson Logistics Asset LLC - 672 - - Thrive Operations LLC - - 865 - T-Mobile - - 15,058 - T-Mobile. - - 246 - Toho Water Authority - - 262 - Tribe Healthcare Services LLC - - 5,220 - Trilogy Medwaste Southeast LLC - - 848 - Truly Nolen of America, Inc - - 197 - VaVa Investments Corp - - 35,499 - VECAMF Enterprise - - 225 - Voyce Inc - - 174 - Waste Pro - - 556 - We Make Scents, Inc - - 82 - Wells Fargo Bank, NA - - 4,211 - Wells Fargo Financial Leasing - - 4,707 - Wells Fargo Financial Leasing, Inc - 186 - - Wex Bank - - 52,644 - Wex Health, Inc - - 929 - WM Corporate Services, Inc - - 2,838 - Worldpay LLC - 1,360 - - YD Health Fitness, Corp - - 120 - - - 750 - Total 349,575 2,713,901 3,626,937 -

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 1 of 35 Exhibit 5 Bank Statements

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 2 of 35 JPMorgan Chase Bank, N.A. PO Box 182051 Columbus, OH 43218-2051 November 30, 2024 through December 31, 2024 Account Number: 5539 CUSTOMER SERVICE INFORMATION If you have any questions about your statement, please contact your Customer Service Professional. 00003871 DDA 021 211 00125 NNNNNNNNNNN 1000000000 60 0000 MANAGED HEALTHCARE PARTNERS, L.L.C. DEBTOR IN POSSESSION 1000 NW 57TH CT STE 400 MIAMI FL 33126 CHECKING SUMMARY Commercial Checking With Interest Beginning Balance INSTANCES AMOUNT Deposits and Additions $20,975,713.79 Checks Paid 28,208,112.94 Electronic Withdrawals 106 1 367 - 1,151.80 - 25,401,822.60 Other Withdrawals, Fees & Charges - 2,015.64 Ending Balance $23,778,836.69 Annual Percentage Yield Earned This Period 2.01% $34,497.69 Interest Paid This Period $160,510.56 Interest Paid Year-to-Date $2,500,000.00 259 1 ECR PEG Balance Page 1 of 30 00038711501000000021

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE DEPOSITS AND ADDITIONS Exhibit 5 Page 3 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DATE DESCRIPTION AMOUNT 12/02 Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241202 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000022042009 Eed:241202 Ind ID:Aa9Ai 9040416Vv Ind Name:Managed Healthcare Par Aa Trn: 3372042009Tc $500.00 12/02 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241202 CO Entry Descr:Sq241202 Sec:PPD Trace#:021000025044796 Eed:241202 Ind ID:T3Nb97Dgzen6Hdx Ind Name:Managed Healthcare Par T2140163 Trn: 3375044796Tc 58.24 12/02 Orig CO Name:Hmp Entry Descr:Hcclaimpmtsec:CCD Trace#:042000016773963 Eed:241202 Ind Orig ID:1611103898 Desc Date:241127 CO ID:63076356 Ind Name Trn*1*147190017241126*1611103898\ 452068 Trn: 3346773963Tc 0.02 12/03 Deposit 2110227540 223.00 12/03 Deposit 2110227539 145.00 12/03 Orig CO Name:Wellcare Health Orig ID:1843547689 Desc Date:241202 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000029214655 Eed:241203 Ind ID: Ind Name:Managed Healthcare Par Trn*1*5000002129*1320062883\ Trn: 3379214655Tc 45,480.00 12/03 Orig CO Name:Wellcare Hlth NH Orig ID:1833091673 Desc Date:241202 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000029214664 Eed:241203 Ind ID: Ind Name:Managed Healthcare Par Trn*1*5000002601*1320062883\ Trn: 3379214664Tc 870.00 12/03 Orig CO Name:Wellcare of New Orig ID:4832914327 Desc Date:241202 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:091000019214676 Eed:241203 Ind ID: Ind Name:Managed Healthcare Par Trn*1*5000001956*1320062883\ Trn: 3379214676Tc 450.00 12/03 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr:Sq241203 Sec:PPD Trace#: 021000029068460 Eed:241203 Ind ID:T31V2V7X0Nb76S7 Ind Name:Managed Healthcare Par T2140297 Trn: 3389068460Tc 149.69 12/03 Orig CO Name:Square Inc Entry Descr:Sq241203 Sec:PPD ID:T308Ksz0Tkrb4P6 Orig ID:9424300002 Desc Date:241203 CO Trace#:021000029068459 Eed:241203 Ind Name:Managed Healthcare Par T2140297 Trn: 3389068459Tc 87.36 12/03 Orig CO Name:Argus Health Sys Entry Descr:Hcclaimpmtsec:CCD ID:910168393 Orig ID:9363569642 Desc Date:241124 CO Trace#:101000019214683 Eed:241203 Ind Ind Name:Interamerican Medical Trn*1*910168393*1363569642~ 11/24/24 Trn: 3379214683Tc 0002Ss&C 52.94 12/03 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241124 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000019214679 Eed:241203 Ind ID:910168365 Ind Name:Interamerican Medical Trn*1*910168365*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214679Tc 50.39 12/03 Orig CO Name:Wellcare Health Orig ID:9023564003 Desc Date:241202 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:021000029214670 Eed:241203 Ind ID:500000474853000 Ind Name:Managed Healthcare Par Trn*1*5000004748*1320062883\ Trn: 3379214670Tc 45.00 12/03 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr:Sq241203 Sec:PPD Trace#:021000029068463 Eed:241203 Ind ID:T3Hg5Eh5A68Sx46 Ind Name:Managed Healthcare Par T2140294 Trn: 3389068463Tc 43.63 12/03 Orig CO Name:Argus Health Sys Entry Descr:Hcclaimpmtsec:CCD ID:910168366 Orig ID:9363569642 Desc Date:241124 CO Trace#:101000019214681 Eed:241203 Ind Ind Name:Interamerican Medical 41.23 Page 2 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 4 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT Trn*1*910168366*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214681Tc 12/03 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241124 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000019214691 Eed:241203 Ind ID:910168895 40.00 Ind Name:Caremax Medical Center Trn*1*910168895*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214691 Tc 40.00 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr: Sq241203 Sec: PPD Trace#: 021000029068461 Eed:241203 Ind ID:T36Et4Gb57F141Y Ind Name: Managed Healthcare Par T2140297 Trn: 3389068461 Tc 38.8 12/03 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241124 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000019214685 Eed: 241203 Ind ID:910168591 Ind Name: Caremax Medical Center Trn*1*910168591*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214685Tc 30.55 12/03 Orig CO Name: American Progres Orig ID:P131851754 Desc Date:241202 CO Entry Descr: Hoclaimpmtsec: CCD Trace#: 111000029214658 Eed: 241203 Ind ID: Ind Name: Managed Healthcare Par Trn*1*5000044755*1320062883\ Trn: 3379214658Tc 03/12 Orig CO Name: Wellcarectcare Orig ID: 9038135150 Desc Date: 241202 CO 30.00 12/03 Orig CO Name: Wellcarectcare Orig ID: 9038135150 Desc Date:241203 CO Entry Descr: Hcclaimpmtsec:CCD Trace#:021000029214667 Eed: 241203 Ind ID:500001992353000 Ind Name: Managed Healthcare Par Trn*1*5000019923*1320062883\ Trn: 3379214667Tc 30.00 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr: Sq241203 Sec: PPD Trace#: 021000029068456 Eed: 241203 Ind ID:T3M1B9X45Jdh29N Ind Name:Managed Healthcare Par T2140287 Trn: 3389068456Tc 24.25 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr: Sq241203 Sec: PPD Trace#:021000029068466 Eed: 241203 Ind ID:T3Qrdqh0Wjnb3Bk Ind Name:Managed Healthcare Par T2140296 Trn: 3389068466To 24.25 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr: Hia 1203 Sec: PPD Trace#:021000029068454 Eed:241203 Ind ID:T399Sb68Bexprrm Ind Name: Managed Healthcare Par T2140295 Trn: 3389068454Tc 22.21 12/03 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241124 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000019214687 Eed: 241203 Ind ID:910168621 Ind Name:Caremax of Miami, LLC Trn*1*910168621*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214687Tc 16.60 12/03 Orig CO Name: Wellcare of Main Orig ID: 1823114517 Desc Date:241202 CO Entry Descr: Hcclaimpmtsec:CCD Trace#:111000029214661 Eed:241203 Ind ID: Ind Name: Managed Healthcare Par Trn*1*5000005739*1320062883\ Trn: 3379214661Tc 15.00 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr:Sq241203 Sec: PPD Trace#:021000029068465 Eed:241203 Ind ID:T3Nxwc2Kmtyc8Hj Ind Name:Managed Healthcare Par T2140296 Trn: 3389068465Tc 7.11 12/03 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241124 CO Entry Descr: Hcclaimpmtsec:CCD Trace#:101000019214689 Eed:241203 Ind ID:910168752 Ind Name:Caremax Medical Center Trn*1*910168752*1363569642~ 0002Ss&C 11/24/24 Trn: 3379214689Tc 5.34 12/03 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241203 CO Entry Descr: Sq241203 Sec: PPD Trace#: 021000029068458 Eed: 241203 Ind 4.77 Page 3 of 30 10038711502000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 5 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT ID:T333Te567J0Pert Ind Name:Managed Healthcare Par T2140297 Trn: 3389068458Tc 12/03 Orig CO Name:Hmp Orig ID:1611103898 Desc Date:241202 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:042000019214673 Eed:241203 Ind ID:63391892 Ind Name: Trn*1*147638032241201*1611103898\ 452099 Trn: 3379214673Tc 0.0612/04 Deposit 2111603086 232.00 12/04 Deposit 2111603085 5.00 12/04 JPMorgan Access Transfer From Account 4177 3,285.87 12/04 Orig CO Name:Wellcare Health Orig ID:2844627844 Desc Date:241201 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:053101127749565 Eed:241204 Ind ID: Ind Name:Managed Healthcare Par Trn*1*5000001592*1320062883\ Trn: 3387749565Tc 555.00 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354886 Eed:241204 Ind ID:T3E4C408Tkvvdqf Ind Name:Managed Healthcare Par T2140446 Trn: 3399354886Tc 208.81 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354893 Eed:241204 Ind ID:T33994W2M1Vh2Xd Ind Name:Managed Healthcare Par T2140445 Trn: 3399354893Tc 111.51 12/04 Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241204 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000020564665 Eed:241204 Ind ID:Aa9Ai 9060327Vv Ind Name:Managed Healthcare Par Aa Trn: 3390564665Tc 60.20 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354887 Eed:241204 Ind ID:T3M50Ab3Xzk1Xjh Ind Name:Managed Healthcare Par T2140446 Trn: 3399354887Tc 33.99 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354882 Eed:241204 Ind ID:T3Sb87Zwej8Tznc Ind Name:Managed Healthcare Par T2140447 Trn: 3399354882Tc 29.12 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Hia 1204 Sec:PPD Trace#:021000029354891 Eed:241204 Ind ID:T3Aj6Zk47J32Xk6 Ind Name:Managed Healthcare Par T2140443 Trn: 3399354891Tc 12.17 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354889 Eed:241204 Ind ID:T35A1Qyytrdhzz7 Ind Name:Managed Healthcare Par T2140442 Trn: 3399354889Tc 9.64 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354884 Eed:241204 Ind ID:T3Aq5Swdfccvesg Ind Name:Managed Healthcare Par T2140444 Trn: 3399354884Tc 4.28 12/04 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241204 CO Entry Descr:Sq241204 Sec:PPD Trace#:021000029354894 Eed:241204 Ind ID:T3G2Xa82Rgf6Z9T Ind Name:Managed Healthcare Par T2140445 Trn: 3399354894Tc 3.80 12/05 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr:Sq241205 Sec:PPD Trace#:021000022713110 Eed:241205 Ind ID:T3Z80Gg0A7B1Rc6 Ind Name:Managed Healthcare Par T2140607 Trn: 3402713110Tc 195.37 12/05 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr:Sq241205 Sec:PPD Trace#:021000022713112 Eed:241205 Ind 172.32 Page 4 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 6 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT ID:T3E6R0Q4Qy92Vdg Ind Name:Managed Healthcare Par T2140611 Trn: 3402713112Tc 12/05 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713103 Eed: 241205 Ind ID: T3Ta38Mgaba9FT9 Ind Name:Managed Healthcare Par T2140612 Trn: 3402713103Tc 157.89 12/05 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713114 Eed: 241205 Ind ID:T3TN3Bf4Wbdw9AR Ind Name:Managed Healthcare Par T2140611 Trn: 3402713114Tc 97.10 12/05 Orig CO Name: Square Inc Original ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713113 Eed: 241205 Ind ID:T39Hf517Qvzjdrp Ind Name:Managed Healthcare Par T2140611 Trn: 3402713113Tc 43.63 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000011400571 Eed:241205 Ind ID:910183062 Ind Name:Caremax Medical Center Trn*1*910183062*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400571Tc 41.81 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000011400567 Eed: 241205 Ind ID:910182772 Ind Name:Caremax Medical Center Trn*1*910182772*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400567Tc 39.09 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000011400569 Eed: 241205 Ind ID:910182796 Ind Name:Caremax of Miami, LLC Trn*1*910182796*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400569Tc 32.60 12/05 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713104 Eed:241205 Ind ID:T3J6H85Enr88X41 Ind Name: Managed Healthcare Par T2140612 Trn: 3402713104Tc 24.25 12/05 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713109 Eed: 241205 Ind ID:T38Y2Nkfc57Zb9E Ind Name:Managed Healthcare Par T2140607 Trn: 3402713109Tc 24.25 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hoclaimpmtsec:CCD Trace#:101000011400561 Eed:241205 Ind ID:910182557 Ind Name:Interamerican Medical Trn*1*910182557*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400561Tc 12.37 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000011400565 Eed: 241205 Ind ID:910182584 Ind Name:Interamerican Medical Trn*1*910182584*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400565Tc 10.61 12/05 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr: Sq241205 Sec: PPD Trace#: 021000022713106 Eed:241205 Ind ID:T3908Wtqf7Myfs5 Ind Name: Managed Healthcare Par T2140610 Trn: 3402713106Tc 7.60 12/05 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241125 CO Entry Descr: Hcclaimpmtsec:CCD Trace#: 101000011400563 Eed: 241205 Ind ID:910182558 Ind Name:Interamerican Medical Trn*1*910182558*1363569642~ 0002Ss&C 11/25/24 Trn: 3391400563Tc 5.16 12/05 4.77 Page 5 of 30 10038711503000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 7 of 35 DEPOSITS AND ADDITIONS (continued) November 30, 2024 through December 31, 2024 Account Number: 5539 DATE DESCRIPTION AMOUNT Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241205 CO Entry Descr:Sq241205 Sec:PPD Trace#:021000022713108 Eed:241205 Ind ID:T3Ph7PvawOEmdmk T2140607 Trn: 3402713108Tc Ind Name:Managed Healthcare Par 12/06 Orig CO Name:Health Sun Healt Entry Descr:E-Payment Sec:CTX ID:Ee52906020 3418716814Tc Orig ID:1352145715 Desc Date: C0 1,252,513.57 Trace#:111000028716814 Eed:241206 Ind Ind Name:0007Managed Healthca Trn:12/06 Orig CO Name:Claims Account Orig ID:1810726576 Desc Date:241205 CO 12,280.00 Entry Descr:Hcclaimpmtsec:CCD ID: Trace#:066004365515409 Eed:241206 Ind Trn: 3405515409Tc Ind Name:Managed Healthcare Par Trn*1*8000005082\ 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO Entry Descr:Sq241206 Sec:PPD Trace#:021000028716811 Eed:241206 Ind 129.92 ID:T3Vmgbm01C5Yxjp Ind Name:Managed Healthcare Par T2140754 Trn: 3418716811Tc 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO Entry Descr:Sq241206 Sec:PPD Trace#:021000028716809 Eed:241206 Ind 77.62 ID:T3B92G5A8Hg8Vr1 Ind Name:Managed Healthcare Par T2140756 Trn:3418716809Tc 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO Entry Descr:Sq241206 Sec:PPD Trace#:021000028716806 Eed:241206 Ind ID:T3Npbe608Xc15Gx Ind Name:Managed Healthcare Par 24.25 T2140755 Trn: 3418716806Tc 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO Entry Descr:Sq241206 Sec:PPD Trace#:021000028716807 Eed:241206 Ind 19.38 ID:T3Z3Jzjywrq5Y9X Ind Name:Managed Healthcare Par T2140755 Trn: 3418716807Tc 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO 14.51 Entry Descr:Sq241206 Sec:PPD Trace#:021000028716805 Eed:241206 Ind 14.51 ID:T3954Ye0Jp7F7PR Ind Name:Managed Healthcare Par T2140755 Trn: 3418716805Tc 12/06 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241206 CO Entry Descr:Sq241206 Sec:PPD Trace#:021000028716812 Eed:241206 Ind 9.64 ID:T3Ve1Kk5Ddgdtmd Ind Name:Managed Healthcare Par T2140754 Trn: 3418716812Tc 12/09 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241209 CO Entry Descr:Sq241209 Sec:PPD Trace#:0210000200956 Eed:241209 Ind ID:T3Bdmr9A76K5Ajx T2141002 Trn:3440095615Tc 293.51 Ind Name:Managed Healthcare Par 12/09 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241209 CO Entry Descr:Sq241209 Sec:PPD Trace#:021000020095620 Eed:241209 Ind 252.14 ID:T3Wwpgtzj3P667N T2141000 Trn:3440095620Tc Ind Name:Managed Healthcare Par 12/09 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241209 CO 218.35 Entry Descr:Sq241209 Sec:PPD ID:T331Dkej62E60F5 T2141002 Trn: 3440095616Tc Trace#:021000020095616 Eed:241209 Ind Ind Name:Managed Healthcare Par 12/09 Orig CO Name:Square Inc Entry Descr:Sq241209 Sec:PPD ID:T347Rsrvvnez26G T2141002 Trn: 3440095614Tc Orig ID:9424300002 Desc Date:41209 CO Trace#:021000020095614 Eed:241209 Ind 58.24 Ind Name:Managed Healthcare Par 12/09 Orig CO Name:Square Inc Entry Descr:Sq241209 Sec:PPD ID:T3Zmtzk39ACH5P2 T2140993 Trn: 3440095612Tc Orig ID:9424300002 Desc Date:241209 CO Trace#:021000020095612 Eed:241209 Ind 48.50 Ind Name:Managed Healthcare Par Page 6 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 8 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE 12/09 DESCRIPTION Orig CO Name:Square Inc Orig ID: 9424300002 Desc Date: 241209 CO Entry Descr: Sq241209 Sec:PPD ID:T3Aw3Hgkbwnnz7S T2140999 Trn: 3440095618Tc Trace#:021000020095618 Eed:241209 Ind 12/09 12/10 12/10 Ind Name:Managed Healthcare Par AMOUNT 38.86 Orig CO Name:Square Inc Entry Descr: Sq241209 Sec:PPD ID:T3Wtqd0Sn3Hfzfy T2141001 Trn: 3440095622Tc Orig ID:9424300002 Desc Date:241209 CO Trace#: 021000020095622 Eed:241209 Ind Ind Name:Managed Healthcare Par Orig CO Name: Humana Inc US Le CO Entry Descr:Eftpaymentsec: CCD Ind ID:63939738 Trn*1*100092364*3610647538\ 3441186675Tc Orig ID:3610647538 Desc Date:24 1209 Trace#: 091000011186675 Eed:241210 14.12 17,064.00 Ind Name:Managed Healthcare Par 452174 Trn: 392.52 Orig CO Name:Square Inc Entry Descr:Sq241210 Sec:PPD ID:T3Css2V67Sxz4K8 T2141150 Trn: 3453977257Tc Orig ID:9424300002 Desc Date:241210 CO Trace#:021000023977257 Ind Name:Managed Healthcare Par Eed:241210 Ind 12/10 Orig CO Name: Square Inc Entry Descr:Sq241210 Sec: PPD ID:T3Mjstvhv27Sce1 Ind Orig ID:9424300002 Desc Date:241210 CO Trace#:021000023977252 Eed:241210 Ind Name:Managed Healthcare Par 214.98 12/10 T2141147 Trn: 3453977252Tc Orig CO Name:Square Inc Entry Descr:Sq241210 Sec:PPD ID:T3M13E2Ffvz258T T2141149 Trn:3453977260Tc Orig ID:9424300002 Desc Date:241210 CO Trace#: 021000023977260 Eed:241210 Ind 77.52 Ind Name:Managed Healthcare Par 12/10 Orig CO Name: Square Inc Entry Descr:Sq241210 Sec: PPD ID:T35Dshrzyp2Ppfr Ind Orig ID:9424300002 Desc Date:241210 CO Trace#:021000023977256 Eed:241210 Ind Name:Managed Healthcare Par 29.12 T2141150 Trn: 3453977256Tc 12/10 Ind Name:Managed Heathcare Par Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241210 CO Entry Descr:Sq241210 Sec:PPD ID:T36Fam3Pf979Kck Trace#: 021000023977253 Eed:241210 Ind 24.25 T2141147 Trn: 3453977253Tc 12/10 Orig CO Name:Square Inc Entry Descr:Sq241210 Sec:PPD ID:T36Yjf1Vkpxw4Sb Orig ID:9424300002 Desc Date:241210 CO Trace#: 021000023977259 Eed:241210 Ind 19.38 Ind Name:Managed Healthcare Par T2141149 Trn: 3453977259Tc 12/10 Orig CO Name: Argus Heath Sys Orig ID:9363569642 Desc Date: 241130 CO Entry Descr:Hcclaimpmtsec:CCD ID:910204637 Ind Trace#:101000011186668 Eed:241210 Ind 17.40 Name:Caremax Medical Center Trn*1*910204637*1363569642~ 0002Ss&C 11/30/24 Trn: 3441186668Tc 12/10 Orig CO Name:Argus Heath Sys Orig ID:9363569642 Desc Date:241130 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000011186672 Eed:241210 Ind Ind Name:Caremax Medical Center ID:910204781 15.83 Trn*1*910204781*1363569642~ 0002Ss&C 11/30/24 Trn:3441186672Tc 12/10 Orig CO Name:Square Inc Entry Descr:Sq241210 Sec:PPD ID:T320Bge9Jy8R6H1 Orig ID: 9424300002 Desc Date:241210 CO 14.51 Trace#:021000023977250 Eed:241210 Ind Ind Name: Managed Healthcare Par T2141148 Trn: 3453977250Tc 12/10 Orig CO Name:Argus Heath Sys Entry Descr:Hcclaimpmtsec:CCD ID:910204684 Orig ID:9363569642 Desc Date:241130 CO Trace#:101000011186670 Eed:241210 Ind 13.11 Ind Name:Caremax Medical Center Trn*1*910204684*1363569642~ 0002Ss&C 11/30/24 Trn:3441186670Tc 12/10 12.42 Page 7 of 30 10038711504000000061 CO

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 9 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241130 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000011186660 Eed:241210 Ind ID:910204251 Ind Name:Interamerican Medical Trn*1*910204251* 1363569642~ 0002Ss&C 11/30/24 Trn: 3441186660Tc 12/10 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241130 CO 10.53 Entry Descr:Hcclaimpmtsec:CCD Trace#:101000011186666 Eed:241210 Ind ID:910204501 Ind Name Caremax of Miami, LLC Trn*1*910204501*1363569642~ 0002Ss&C 11/30/24 Trn: 3441186666Tc 12/10 Orig CO Name: Square Inc Entry Descr: Sq241210 Sec: PPD Trace#: 021000023977255 Eed:241210 Ind Orig ID: 9424300002 Desc Date:241210 CO 9.40 ID:T3Gdtv6Gng15 W1 T Ind Name: Managed Healthcare Par T2141150 Trn: 3453977255Tc 12/10 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241130 CO 6.95 Entry Descr:Hcclaimpmtsec:CCD Trace#:101000011186658 Eed:241210 Ind ID:910204250 Ind Name:Interamerican Medical Trn*1*910204250*1363569642~ 11/30/24 Trn: 3441186658Tc 0002Ss&C 12/10 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241130 CO 6.39 Entry Descr:Hcclaimpmtsec:CCD ID:910204278 Ind Name:Interamerican Medical Trace#:101000011186662 Eed:241210 Ind Trn*1*910204278*1363569642~ 0002Ss&C 11/30/24 Trn: 3441186662Tc 12/10 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241130 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000011186664 Eed:241210 Ind 3.52 ID:910204472 Ind Name Caremax Medical Center Trn*1*910204472*1363569642~ 0002Ss&C 11/30/24 Trn: 3441186664Tc 12/11 Remote Online Deposit 5539 67,926.63 12/11 Deposit 3102 310.00 12/11 Deposit 3021 5.00 12/11 Orig CO Name: Aetna As01 Orig ID: 3066033492 Desc Date: 00 97,098.40 Entry Descr:Hcclaimpmtsec:CCD Trace#:051000018433724 Eed:241211 Ind ID:Xxxxx3015 Ind Name:Managed Healthcare Par Trn*1*522433201003297*1066033492/Trn: 3458433724Tc 12/11 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO 82.49 Entry Descr: Sq241211 Sec: PPD Trace#: 021000029048352 Eed:241211 Ind ID:T3NA6F8Mqb0Rpj1 Ind Name: Managed Healthcare Par T2141313 Trn: 3469048352Tc 12/11 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO Entry Descr: Sq241211 Sec: PPD Trace#: 021000029048344 Eed:241211 Ind ID:T3Vvbt4Zdnm86Y8 59.05 Ind Name: Managed Healthcare Par T2141309 Trn: 3469048344Tc 12/11 Orig CO Name: Square Inc Entry Descr: Sq241211 Sec: PPD ID:T34Mcxxfj127D4B Orig ID: 9424300002 Desc Date:241211 CO Trace#: 021000029048349 Eed:241211 Ind 53.37 Ind Name: Managed Healthcare Par 12/11 T2141312 Trn: 3469048349Tc Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO Entry Descr: Sq241211 Sec: PPD ID:T3Q1A6Bfedmk55D Trace#: 021000029048346 Eed:241211 Ind 24.25 Ind Name: Managed Healthcare Par T2141311 Trn: 3469048346Tc 12/11 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO Entry Descr: Sq241211 Sec: PPD Trace#: 021000029048353 Eed:241211 Ind ID:T3K8Cz93Zqhxwbs Ind Name: Managed Healthcare Par T2141313 Trn: 3469048353Tc Page 8 of 30 24.25

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 10 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT 12/11 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO Entry Descr: Sq241211 Sec:PPD Trace#: 021000029048350 Eed:241211 Ind Ind ID:T3Pxbb98 Pxv1Ttk T2141312 Trn: 3469048350Tc 10.84 12/11 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241211 CO Entry Descr: Sq241211 Sec: PPD Trace#: 021000029048347 Eed:241211 Ind ID:T3Ybpmdqkr78899 Ind Name: Managed Healthcare Par T2141311 Trn: 3469048347Tc Ind 9.64 12/12 Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Group, Akes, Florida, 33014 United States Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ac-0000000 07011 Org=/06783086409 Akes, Florida 33014 United States Ogb=Citibank N. A. Long Island NY US Bbi=/Chgs/USD 0,00/Ocmt/USD49999 Trn: 0139834347Fc 4,999,900.00 12/12 Chips Credit Via: Citibank N.A.10008 B/O: Interamerican Medical Center Group, Akes, Florida, 33014 United States Ref: Nbnf Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ac-0000000 07011 Org=/06783086417 Akes, Florida, 33014 United States Ogb=Citibank N. A. Long Island NY US Bbi=/Chgs/USD 0,00/Ocmt/USD91500 Trn: 0139798347Fc 91,500.00 12/12 Chips Credit Via: Citibank N.A.10008 B/O: Sunset Cardiology, LLC (Springing) Es,Florida,33014 United States Ref: Nbnf Managed Healthcare Partners, L.L.C Miami FL 33126- US/Ac-0000000 07011 Org=/06796542135 Es,Florida,3 3014 United States Ogb=Citibank N.A. Long Island NY US Bbi=/Chgs/USDO, 00/Ocmt/USD63900,00/ Trn: 0139783347Fc 63,900.00 12/12 Orig CO Name: Tufts Associated Orig ID: 1400000001 Desc Date:241211 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000027088869 Eed:241212 Ind ID Ind Name:Managed Healthcare Par Trn*1*80191122*1042674079\ Trn: 3467088869Tc 31,410.00 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170742 Eed:241212 Ind ID:T3W63Qnz0 F4R0KY Ind Name: Managed Healthcare Par T2141455 Trn: 3477170742Tc 202.93 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170739 Eed:241212 Ind ID:T3Rvyp571Eqj647 Ind Name: Managed Healthcare Pa Ind T2141459 Trn: 3477170739Tc 131.29 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170738 Eed:241212 Ind ID:T35MT4Km4C3Cs9D Ind Name: Managed Healthcare Par T2141459 Trn: 3477170738Tc 111.02 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170745 Eed:241212 Ind ID:T30Y2Ambrpxxp00 Ind Name:Managed Heathcare Par T2141458 Trn: 3477170745Tc 87.32 12/12 Orig CO Name: Square Inc Entry Descr: Sq241212 Sec: PPD ID:T3Kcmdedtctv160 Ind T2141459 Trn: 3477170740Tc Orig ID: 9424300002 Desc Date:241212 CO Trace#: 021000027170740 Eed:241212 Ind Name:Managed Healthcare Par 38.76 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170747 Eed:241212 Ind ID:T3934 Hpxd7Dw4T5 Ind Name: Managed Healthcare Par T2141457 Trn: 3477170747Tc 5.61 12/12 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241212 CO Entry Descr: Sq241212 Sec: PPD Trace#: 021000027170743 Eed:241212 Ind ID:T3Nbkq4Qdyvcj2Y Ind Name: Managed Healthcare Par T2141455 Trn: 3477170743Tc 3.80 12/13 Orig CO Name: Humana Inc US Le Orig ID:36 10647538 Desc Date:241212 CO Entry Descr Eftpaymentsec: CCD Trace#: 091000014446956 Eed:241213 24,890.13 Page 9 of 30 10038711505000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 11 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT Ind ID:64196421 12/13 Ind Name:Managed Healthcare Par Trn*1*100093530*3610647538 \ 452216 Trn:3474446956Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Ind Name:Managed Healthcare Par 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#: 021000028579548 Eed:241213 Ind ID:T3W9Te54H66Rc0D Ind Name:Managed Healthcare Par T2141605 Trn: 3488579548Tc 334.11 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#:021000028579545 Eed:241213 Ind ID:T3Fqpwjg23Pwj8Y Ind Name:Managed Healthcare Par T2141607 Trn: 3488579545Tc 165.18 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr:Sq241213 Sec: PPD Trace#: 021000028579552 Eed:241213 Ind ID:T38Ekzjtemzc89J Ind Name:Managed Healthcare Par T2141603 Trn: 3488579552Tc 97.30 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#: 021000028579553 Eed:241213 Ind ID:T347Fnfesjdf2J5 Ind Name: Managed Healthcare Par T2141603 Trn: 3488579553Tc 76.28 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#:021000028579543 Eed:241213 Ind ID:T32Behb7Jzwscj3 Ind Name: Managed Healthcare Par T2141608 Trn: 3488579543Tc 58.14 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#: 021000028579549 Eed:241213 Ind ID:T3Hy1D4Hez0K2Jn Ind Name:Managed Healthcare Par T2141605 Trn: 3488579549Tc 31.18 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#:021000028579542 Eed:241213 Ind ID:T35Kjbvey8Bs4Dv Ind Name:Managed Healthcare Par T2141608 Trn: 3488579542Tc 29.12 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#: 021000028579551 Eed:241213 Ind ID:T3B418Er8Atdf0J 14.51 Ind Name:Managed Healthcare Par T2141603 Trn: 3488579551Tc 14.51 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#:021000028579546 Eed:241213 Ind ID:T3B7Zf99Fm5Yc5Y Ind Name:Managed Healthcare Par T2141607 Trn: 3488579546Tc 7.50 12/13 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241213 CO Entry Descr: Sq241213 Sec: PPD Trace#:021000028579540 Eed:241213 Ind ID:T3Mb9Efqfzts8H5 Ind Name: Managed Healthcare Par T2141606 Trn: 3488579540Tc 4.77 12/16 Orig CO Name: Comwelcarall8631 Orig ID: 1043756900 Desc Date: 121224CO Entry Descr: Payables Sec: CCD Trace#:041000123017617 Eed:241216 Ind ID: Carmax01 Ind Name: Caremax, Inc Dba Manag Dec-24-Ico Dynamics EFT Deposit Trn: 3483017617 Tc 27,270.00 12/16 Orig CO Name: ADP 401K Orig ID:1223006057 Desc Date:241216 CO Entry Descr:ADP 401K Sec: CCD Trace#: 021000025010283 Eed:241216 Ind ID:Aa9Ai 9144515Vv Ind Name:Managed Healthcare Par Kb Trn: 3515010283 Tc 18,381.37 12/16 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#:021000025091149 Eed:241216 Ind ID:T3Rnhwvcffbgp86 Ind Name: Managed Healthcare Par T2141901 Trn: 3515091149Tc 164.88 12/16 127.08 Page 10 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 12 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION Orig CO Name: ADP 401K Entry Descr:ADP 401K SEC: CCD ID:Aa9Ai 9144516Vv AMOUNT Orig ID:1223006057 Desc Date:241216 CO Trace#: 021000025010282 Eed:241216 Ind Ind Name:Managed Healthcare Par Kb Trn: 3515010282 The 12/16 Orig CO Name: Square Inc Orig ID:9424300002 Desx Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#: 021000025091144 Eed:241216 Ind ID:T31Qrhzcmgqykh2 Ind Name:Managed Healthcare Par 86.51 T2141895 Trn: 3515091144Tc 12/16 12/16 Orig CO Name: Square Inc Entry Descr: Sq241216 Sec: PPD ID:T3Jqrjk7Pwkgsw1 T2141893 Trn: 3515091130Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#:021000025091142 Oed:241216 Ind ID:T3D00Sg64Ff5Tft Orig ID:9424300002 Description Date:241216 CO Trace#: 021000025091130 Eed:241216 Ind 81.63 Ind Name:Managed Healthcare Par 61.03 Ind Name: Managed Healthcare Par T2141898 Trn: 3515091142Tc 12/16 12/16 12/16 12/16 12/16 12/16 12/16 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#: 021000025091138 Eed:241216 Ind ID:T36Jh0M7P9Vfq02 Ind Name:Managed Healthcare Par T2141900 Trn: 3515091138Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#:021000025091148 Eed:241216 Ind ID:T35S9Skfxpz3Wdm Ind Name: Managed Healthcare Par T2141901 Trn: 3515091148Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#:021000025091134 Eed:241216 Ind ID:T3Zdaepszvnr1 T1 Ind Name: Managed Healthcare Par T2141903 Trn: 3515091134Tc Orig CO Name: Square Inc Entry Descr: Sq241216 Sec: PPD ID:T3Bf197Vf9B7Ed1 Orig ID:9424300002 Desc Date:241216 CO Trace#: 021000025091146 Eed:241216 Ind Ind Name:Managed Healthcare Par Orig ID:9424300002 Desc Date:241216 CO Trace#: 021000025091132 Eed:241216 Ind Ind Name:Managed Healthcare Par T2141901 Trn: 3515091146Tc Orig CO Name: Square Inc Entry Descr:Sq241216 Sec: PPD ID:T3Ycwky30 Yvptj7 T2141892 Trn: 3515091132Tc Orig CO Name: Square Inc Entry Descr: Sq241216 Sec: PPD ID:T3H0Gytvfqctxmg Orig ID:9424300002 Desc Date:241216 CO Trace#: 021000025091147 Eed:241216 Ind Ind Name: Managed Healthcare Par T2141901 Trn: 3515091147Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD Trace#: 021000025091136 Eed:241216 Ind 43.63 33.99 33.62 24.25 14.51 14.51 9.64 ID:T37Swpaadz30J08 Ind Name: Managed Healthcare Par T2141902 Trn: 3515091136Tc 12/16 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241216 CO Entry Descr: Sq241216 Sec: PPD ID:T37Xz0Bbs5Rdrd8 Trace#:021000025091140 Eed:241216 Ind 2.40 Ind Name: Managed Healthcare Par T2141897 Trn: 3515091140Tc 12/17 Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ao-0000000 07011 Org=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Obi=/Uri/Imo Wire To Mhp561365.91 Bbi=/Chgs/USD0.00/Oomt/USD561365.91/Bnf Trn: 561,365.91 0130420352Fo 12/17 Orig CO Name: Square Inc Entry Descr: Sq241217 Sec: PPD Orig ID:9424300002 Desc Date:241217 CO 121.35 Trace#: 021000027226850 Eed:241217 Ind Page 11 of 30 10038711506000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 13 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT ID:T3S8C1Kdzozhy9S Ind Name: Managed Healthcare Par T2142064 Trn: 3527226850Tc 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD Trace#:021000027226853 Oed:241217 In 93.68 ID:T3488 Rke6P0Gpe7 Ind Name: Managed Healthcare Par T2142061 Trn: 3527226853Tc 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Description Date:241217 WHAT Entry Descr: Sq241217 Sec: PPD Trace#:021000027226854 Oed:241217 In 54.11 ID: T39Phnx6N287186 Ind Name: Managed Healthcare Par T2142061 Trn: 3527226854Tc 12/17 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO 46.82 Entry Descr:Hoclaimpmtsec: CCD ID:910219506 Trace#: 101000018401351 Oed:241217 In Ind Name: Caremax of Miami, LLC Trn*1*910219506*1363569642~ 0002SS&C 12/08/24 Trn: 3518401351Tc 12/17 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO Entry Descr: Hoclaimpmtsec: CCD Trace#: 101000018401345 Oed:241217 In 36.50 ID:910219278 Ind Name:Interamerican Medical Trn*1*910219278*1363569642~ 0002 Ss &C 12/08/24 Trn: 3518401345Tc 12/17 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO Entry Descr: Hoclaimpmtsec: CCD Trace#: 101000018401343 Eed:241217 Ind 33.75 ID:910219249 Ind Name:Interamerican Medical Trn*1*910219249*1363569642~ 0002 Ss &C 12/08/24 Trn: 3518401343Tc 12/17 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO Entry Descr:Hoclaimpmtsec: CCD Trace#: 101000018401347 Eed:241217 Ind ID:910219478 33.04 Ind Name: Caremax Medical Center Trn*1*910219478*1363569642~ 0002 Ss &C 12/08/24 Trn: 3518401347Tc 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD ID:T3G57R84Ezrm4A3 Trace#: 021000027226851 Eed:241217 Ind Ind Name: Managed Healthcare Par T2142064 Trn: 3527226851Tc 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD ID:T39Ev56R7Dqtd5W Trace#: 021000027226857 Eed:241217 Ind Ind Name:Managed Healthcare Par T2142062 Trn: 3527226857Tc 12/17 Orig CO Name: Argus Health Sys Ind Name: Caremax Medical Center Trn*1*910219786*1363569642- 12/08/24 Trn: 3518401355Tc Orig ID:9363569642 Desc Date:241208 CO Entry Descr:Hoclaimpmtsec: CCD Trace#: 101000018401355 Eed:241217 Ind ID:910219786 0002 Ss &C 29.12 29.12 24.34 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD Trace#: 021000027226859 Eed:241217 Ind ID:T3539V5D058Hx13 24.25 Ind Name:Managed Healthcare Par T2142063 Trn: 3527226859Tc 12/17 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO Entry Desor: Hoclaimpmtsec:CCD ID:910219484 Trace#: 101000018401349 Eed:241217 Ind 11.70 Ind Name: Caremax Medical Center Trn*1*910219484*1363569642- 0002 Ss &C 12/08/24 Trn: 3518401349Tc 12/17 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD Trace#: 021000027226849 Eed:241217 Ind ID:T3F7Ppmpw2V26Vd 9.64 Ind Name: Managed Healthcare Par T2142064 Trn: 3527226849Tc 12/17 9.64 Page 12 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 14 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE 12/17 DESCRIPTION Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241217 CO Entry Descr: Sq241217 Sec: PPD Trace#:021000027226855 Oed:241217 In ID:T3Kyeha1A401 Din Ind Name:Managed Healthcare Par T2142061 Trn: 3527226855Tc Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241208 CO Entry Descr: Hoclaimpmtsec: CCD ID:910219689 Trace#: 101000018401353 Oed:241217 In 12/17 Ind Name: Caremax Medical Center Trn*1*910219689*1363569642~ 12/08/24 Trn: 3518401353Tc 0002 Ss &C Orig CO Name: Argus Health Sys Entry Descr: Hoclaimpmtsec: CCD Orig ID:9363569642 Desc Date:241208 CO Trace#: 101000018401341 Oed:241217 In AMOUNT 8.16 6.49 ID:910219248 Ind Name:Interamerican Medical Trn*1*910219248*1363569642~ 0002 Ss &C 12/08/24 Trn: 3518401341Tc 12/17 Orig CO Name: Aetna As01 0.03 Entry Descr: Hoclaimpmtsec: CCD Trace#: 051000018401338 Oed:241217 In ID:1124162458 Trn*1*882434601053643*1066033492 Trn: 3518401338 Tc 12/18 Orig ID:3066033492 Desc Data: CO Ind Name:Managed Healthcare Par Orig CO Name: Claims Account Orig ID:1810726576 Desc Date:241216 CO Entry Descr: Hoclaimpmtsec: CCD Trace#: 066004366740232 Ind Name:Managed Healthcare Par Oed:241218 In ID: Trn: 3526740232 Tc 12/18 Orig CO Name: Square Inc Entry Descr: Sq241218 Sec: PPD ID:T34Nqrp246Jjy18 Ind Trn*1*8000005283 Orig ID:9424300002 Desc Date:241218 CO Trace#:021000027012132 Eed:241218 Ind 300.00 199.47 Name:Managed Healthcare Par T2142210 Trn: 3537012132Tc 12/18 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD Trace#: 021000027012131 Eed:241218 Ind ID:T3Wsw7Z2 Cah2Vh1 129.26 Ind Name:Managed Healthcare Par T2142210 Trn: 3537012131Tc 12/18 Orig CO Name: Square Inc Entry Descr: Sq241218 Sec: PPD ID:T3C454W3P486T72 Orig ID:9424300002 Desc Date:241218 CO Trace#:021000027012124 Eed:241218 Ind 100.36 Ind Name:Managed Healthcare Par T2142215 Trn: 3537012124Tc 12/18 Orig CO Name: Square Inc 82.49 Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD ID:T30Fm3Qzvgrastt Ind Trace#: 021000027012119 Eed:241218 Ind Name: Managed Healthcare Par T2142214 Trn: 3537012119Tc 12/18 Orig CO Name: Square Inc 12/18 12/18 Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD Trace#: 021000027012120 Eed:241218 Ind ID:T340Cojokbadbh7 Ind Name: Managed Healthcare Par T2142214 Trn: 3537012120Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD ID:T33Pnxpmj3G3Nhz T2142215 Trn: 3537012125Tc Trace#:021000027012125 Eed:241218 Ind Ind Name: Managed Healthcare Par Orig CO Name: Square Inc Entry Descr: Sq241218 Sec: PPD ID:T3B50Z6Ytqkb0Mb Orig ID:9424300002 Desc Date:241218 CO Trace#:021000027012126 Eed:241218 Ind 31.89 29.12 29.12 Ind Name: Managed Healthcare Par T2142215 Trn: 3537012126Tc 12/18 12/18 Orig CO Name: Square Inc Entry Descr: Sq241218 Sec: PPD ID:T3Bthkn1 R6Abjqj T2142210 Trn: 3537012130Tc Ind Orig ID:9424300002 Desc Date:241218 CO Trace#:021000027012130 Eed:241218 Ind Orig CO Name: Tufts Associated Entry Descr: Hcclaimpmtsec: CCD 24.25 Name: Managed Healthcare Par Orig ID: 1400000001 Desc Date:241217 CO Trace#: 111000026740235 Eed:241218 Ind 20.00 Page 13 of 30 10038711507000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 15 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION ID: Ind Name:Managed Healthcare Par AMOUNT Trn*1*6485739*1042674079\ Trn: 3526740235Tc 12/18 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD Trace#:021000027012128 Eed:241218 Ind ID:T3E94Cs2Yh1 Sf56 Ind Name: Managed Healthcare Par T2142213 Trn: 3537012128Tc 9.64 12/18 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241218 CO Entry Descr: Sq241218 Sec: PPD Trace#:021000027012122 Eed:241218 Ind ID:T390Ayz1 Yqh28Gh Ind Name: Managed Healthcare Par T2142212 Trn: 3537012122Tc 2.27 12/19 Fedwire Credit Via: Citizens Bank, NA/011500120 B/O: Acquiom Agency Services LLC Denver CO 80202 USA Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ac-000000007011 Rfb=9932096 Obi= Attention: Ross Logan/Jacob Petty Imad: 1219A1B7A41C004817 Trn: 1173001354Ff 18,500,000.00 12/19 Chips Credit Via: Citibank N.A./0008 B/O: InterAmerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/AC-0000000 07011 Org=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi =/Chgs/USD0,00/Ocmt/USD 1095749.25/B Nf/Interamerican Medical Centergr : 00563453 Trn: 0138452354 Fc 1,095,749.25 12/19 Orig CO Name: Highmark Inc. Orig ID: 1231294723 Desc Date: CO Entry Descr:EFT Pymt Sec:CCD Trace#:043000092911412 Eed:241219 Ind ID:0000000000 Ind Name:Managed Healthcare Par Trn*1*4489570506*1231294723\ Trn: 3532911412 Tc 8,712.90 12/19 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241219 CO Entry Descr: Sq241219 Sec: PPD Trace#:021000023234137 Eed:241219 Ind ID:T38V84Kmknzfpqf Ind Name: Managed Healthcare Par T2142356 Trn: 3543234137Tc 260.56 12/19 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241219 CO Entry Descr: Sq241219 Sec: PPD Trace#:021000023234129 Eed:241219 Ind ID:T3G08KY7Q93Zfpz Ind Name: Managed Healthcare Par T2142360 Trn: 3543234129Tc 97.30 12/19 Orig CO Name: Square Inc Entry Descr: Sq241219 Sec: PPD ID:T3238H0Eq7Rwf9X T2142361 Trn: 3543234135Tc Orig ID:9424300002 Desc Date:241219 CO Trace#:021000023234135 Eed:241219 Ind Ind Name: Managed Healthcare Par 48.50 12/19 Orig CO Name: Argus Health Sys Entry Descr: Hcclaimpmtsec: CCD ID:910233858 Trn*1*910233858*1363569642~ 12/09/24 Trn: 3543234149Tc Orig ID:9363569642 Desc Date:241209 CO Trace#: 101000013234149 Eed:241219 Ind Ind Name: Caremax Medical Center 0002 Ss &C 42.85 12/19 Orig CO Name: Square Inc Entry Descr: Sq241219 Sec: PPD ID:T364R4Js5D59Zhm T2142361 Trn: 3543234133Tc Orig ID:9424300002 Desc Date:241219 CO Trace#:021000023234133 Eed:241219 Ind Ind Name: Managed Healthcare Par 33.62 12/19 Orig CO Name: Square Inc Entry Descr: Sq241219 Sec: PPD ID:T38077Pwvpt3Mjv T2142361 Trn: 3543234134Tc Orig ID:9424300002 Desc Date:241219 CO Trace#: 021000023234134 Eed:241219 Ind Ind Name:Managed Healthcare Par 19.38 12/19 Orig CO Name: Argus Health Sys Entry Descr: Hcclaimpmtsec:CCD ID:910233574 Trn*1*910233574*1363569642~ 12/09/24 Trn: 3543234143Tc Orig ID:9363569642 Desc Date:241209 CO Trace#: 101000013234143 Eed:241219 Ind Ind Name: Caremax Medical Center 0002 Ss &C 17.40 12/19 Orig CO Name: Argus Health Sys Entry Descr:Hcclaimpmtsec: CCD ID:910233723 Orig ID:9363569642 Desc Date:241209 CO Trace#: 101000013234147 Eed:241219 Ind Ind Name: Caremax Medical Center 14.98 Page 14 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 16 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT Trn*1*910233723*1363569642~ 12/09/24 Trn: 3543234147Tc 0002Ss&C 12/19 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241219 CO Entry Descr:Sq241219 Sec:PPD Trace#:021000023234131 Eed:241219 Ind ID:T3Ykc26P2Fbx34F Ind Name:Managed Healthcare Par T2142359 Trn: 3543234131Tc 12.95 12/19 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241209 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000013234141 Eed:241219 Ind ID:910233389 Ind Name:Interamerican Medical Trn*1*910233389*1363569642~ 0002Ss&C 12/09/24 Trn: 3543234141Tc 5.16 12/19 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241209 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000013234145 Eed:241219 Ind ID:910233599 Ind Name:Caremax of Miami, LLC Trn*1*910233599*1363569642~ 0002Ss&C 12/09/24 Trn: 3543234145Tc 4.76 12/19 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241219 CO Entry Descr:Sq241219 Sec:PPD Trace#:021000023234127 Eed:241219 Ind ID:T3Kygaqh3Km452E Ind Name:Managed Healthcare Par T2142358 Trn: 3543234127Tc 3.80 12/19 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241209 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000013234139 Eed:241219 Ind ID:910233362 Ind Name:Interamerican Medical Trn*1*910233362*1363569642~ 0002Ss&C 12/09/24 Trn: 3543234139Tc 2.94 12/19 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241219 CO Entry Descr:Sq241219 Sec:PPD Trace#:021000023234126 Eed:241219 Ind ID:T338Xze5NA8Geks Ind Name:Managed Healthcare Par T2142358 Trn: 3543234126Tc 0.87 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643416 Eed:241220 Ind ID:T3Nhsmt6Vya5R3E Ind Name:Managed Healthcare Par T2142506 Trn: 3553643416Tc 194.70 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643409 Eed:241220 Ind ID:T36Csk5S0Kwaf04 Ind Name:Managed Healthcare Par T2142510 Trn: 3553643409Tc 100.90 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643414 Eed:241220 Ind ID:T3H9Ayr8Fkqdbkx Ind Name:Managed Healthcare Par T2142511 Trn: 3553643414Tc 77.62 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643411 Eed:241220 Ind ID:T36D81Yy355Akm1 Ind Name:Managed Healthcare Par T2142510 Trn: 3553643411Tc 56.88 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643410 Eed:241220 Ind ID:T31Warvrxk04368 Ind Name:Managed Healthcare Par T2142510 Trn: 3553643410Tc 48.50 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643413 Eed:241220 Ind ID:T35Xht966788Dg8 Ind Name:Managed Healthcare Par T2142511 Trn: 3553643413Tc 48.50 12/20 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241220 CO Entry Descr:Sq241220 Sec:PPD Trace#:021000023643418 Eed:241220 Ind ID:T3Qvqcg8Mq6M0N9 Ind Name:Managed Healthcare Par T2142507 Trn: 3553643418Tc 19.38 Page 15 of 30 10038711508000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 17 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE 12/23 DESCRIPTION Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ac-0000000 07011 Org=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi AMOUNT 14,446.31 =/Chgs/USD0,00/Ocmt/USD 14446,31/Bnf/Interamerican Medical Centergr Oup : 00767743 Trn: 0198489358Fc 12/23 Orig CO Name: Aetna A04 Orig ID: 1066033492 Desc Date: CO Entry 110,243.68 Descr: Hccla impmtsec:CCD Trace#: 031100203975912 Eed:241223 Ind ID:Xxxxx3015 Ind Name:Managed Healthcare Par Trn*1*252435300300876*1066033492\ Trn: 3553975912 Tc 12/23 Orig CO Name: Aetna As01 Orig ID:3066033492 Desc Data: CO 109,485.60 Entry Descr: Hcclaimpmtsec: CCD Trace#:051000013975909 Eed:241223 Ind ID:Xxxxx3015 Ind Name:Managed Healthcare Par Trn*1*522435201003973*1066033492\ Trn: 3553975909 Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO 237.73 Entry Descr: Sq241223 Sec: PPD Trace#:021000023932543 Eed:241223 Ind ID:T3C4Z9A9Qf0 Rxdk Ind Name: Managed Healthcare Par T2142762 Tm: 3583932543Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO Entry Descr:Sq241223 Sec: PPD Trace#: 021000023932541 Eed:241223 Ind 121.35 ID:T3Dy9Sp0Xe34Vfd Ind Name: Managed Healthcare Par T2142762 Tm: 3583932541Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO Entry Descr: Sq241223 Sec: PPD Trace#:021000023932545 Eed:241223 Ind 121.31 ID:T3Ywqbme95F0Xb0 Ind Name:Managed Healthcare Par T2142760 Tm: 3583932545Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date: 241223 CO Entry Descr:Sq241223 Sec: PPD Trace#:021000023932538 Eed:241223 Ind 106.68 ID:T3Y87Dkj06Pjh6Y Ind Name: Managed Healthcare Par T2142754 Trn: 3583932538Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO Entry Descr: Sq241223 Sec: PPD Trace#:021000023932539 Eed:241223 Ind 97.00 ID:T3V2Jj3T1G4Vj38 Ind Name: Managed Healthcare Par T2142754 Tm: 3583932539Tc 12/23 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO Entry Descr: Sq241223 Sec: PPD Trace#: 021000023932542 Eed:241223 Ind 29.03 ID:T36Dndny4S0599S Ind Name:Managed Healthcare Par T2142762 Trn: 3583932542Tc Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241223 CO Entry Descr:Sq241223 Sec: PPD Trace#: 021000023932547 Eed:241223 Ind 9.31 ID:T33Whqwtps8S8Z8 Ind Name:Managed Healthcare Par T2142759 Tm: 3583932547Tc Orig CO Name:Hmp Orig ID:1611103898 Desc Date:241220 CO Entry Descr:Hcclaimpmtsec: CCD Trace#:042000013975906 Eed:241223 Ind 0.06 ID:64763098 Ind Name Trn*1*148805712241219*1611103898 452312 Trn: 3553975906 Tc 12/24 Remote Online Deposit 5539 222,226.29 12/24 Orig CO Name: Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr: Hcclaimpmtsec: CCD Trace#: 101000017024345 Eed:241224 Ind 118.97 ID:910256016 Ind Name : Caremax Medical Center Trn*1*910256016*1363569642~ 0002 Ss &C 12/16/24 Trn: 3587024345Tc 12/24 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr: Sq241224 Sec: PPD Trace#: 021000020924300 Eed:241224 Ind ID:T39Sk4Gnt83W7Yj Ind Name:Managed Healthcare Par 101.87 T2142909 Trn: 3590924300Tc Page 16 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 18 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024337 Eed:241224 Ind ID:910255502 Ind Name:Interamerican Medical Trn*1*910255502*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024337Tc 83.12 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#: 021000020924303 Eed:241224 Ind ID:T32Scgtds3Jgw7M Ind Name:Managed Healthcare Par T2142910 Trn: 3590924303Tc 67.98 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024341 Eed:241224 Ind ID:910255731 Ind Name:Caremax of Miami, LLC Trn*1*910255731*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024341Tc 52.86 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#:021000020924298 Eed:241224 Ind ID:T3E1Wxxvxtfpwx0 Ind Name:Managed Healthcare Par T2142906 Trn: 3590924298Tc 48.50 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024335 Eed:241224 Ind ID:910255474 Ind Name:Interamerican Medical Trn*1*910255474*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024335Tc 47.47 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#:021000020924297 Eed:241224 Ind ID:T393Rr44A3Cq2Vq Ind Name:Managed Healthcare Par T2142906 Trn: 3590924297Tc 38.76 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024343 Eed:241224 Ind ID:910255866 Ind Name:Caremax Medical Center Trn*1*910255866*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024343Tc 36.20 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#:021000020924302 Eed:241224 Ind ID:T36Bd80Bqfx836N Ind Name:Managed Healthcare Par T2142910 Trn: 3590924302Tc 24.25 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024333 Eed:241224 Ind ID:910255473 Ind Name:Interamerican Medical Trn*1*910255473*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024333Tc 20.50 12/24 Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241216 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:101000017024339 Eed:241224 Ind ID:910255699 Ind Name:Caremax Medical Center Trn*1*910255699*1363569642~ 0002Ss&C 12/16/24 Trn: 3587024339Tc 7.18 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#:021000020924305 Eed:241224 Ind ID:T3N1Rknjgkxjm3F Ind Name:Managed Healthcare Par T2142908 Trn: 3590924305Tc 4.77 12/24 Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241224 CO Entry Descr:Sq241224 Sec:PPD Trace#:021000020924306 Eed:241224 Ind ID:T3Cnnwbswew43Te Ind Name:Managed Healthcare Par T2142908 Trn: 3590924306Tc 0.93 12/24 Orig CO Name:Aetna As01 Orig ID:3066033492 Desc Date: CO Entry Descr:Hcclaimpmtsec:CCD Trace#:051000017024330 Eed:241224 Ind 0.07 Page 17 of 30 10038711509000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 19 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT 12/26 ID:1154600658 Ind Name:Managed Healthcare Par Trn*1*882435301016333*1066033492\ Trn: 3587024330Tc 12/26 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241225 CO Entry Descr: Sq241225 Sec: PPD Trace#:021000022285327 Eed:241226 Ind ID:T3Vbp8KY09Syhy0 Ind Name:Managed Healthcare Par T2143043 Trn: 3612285327Tc 97.30 12/26 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241225 CO Entry Descr:Sq241225 Sec: PPD Trace#: 021000022285324 Eed:241226 Ind ID:T3Ytv4P3Vyv06B5 Ind Name:Managed Healthcare Par T2143035 Trn: 3612285324Tc 40.54 12/26 Orig CO Name: Square Inc Entry Descr: Sq241225 Sec: PPD ID:T3R21 Cagm0T1Xpd T2143042 Trn: 3612285330Tc Orig ID:9424300002 Desc Date:241225 CO Trace#: 021000022285330 Eed:241226 In Ind Name: Managed Healthcare Par 38.07 12/26 Orig CO Name: Argus Health Sys Entry Descr:Hcclaimpmtsec:CCD ID:910269944 Trn*1*910269944*1363569642~ 12/17/24 Trn: 3592023289Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023289 Eed:241226 Ind Ind Name:Interamerican Medical 0002 Ss &C 34.25 12/26 Orig CO Name: Argus Health Sys Entry Desor: Hcclaimpmtsec:CCD ID:910269972 Trn*1*910269972*1363569642~ 12/17/24 Trn: 3592023293Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023293 Eed:241226 Ind Ind Name:Interamerican Medical 0002 Ss &C 33.36 12/26 Orig CO Name: Argus Health Sys Entry Descr: Hcclaimpmtsec: CCD ID:910269945 Trn*1*910269945*1363569642~ 12/17/24 Tn: 3592023291Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023291 Eed:241226 Ind Ind Name:Interamerican Medical 0002 Ss &C 16.45 12/26 Orig CO Name: Argus Health Sys Entry Descr:Hcclaimpmtsec: CCD ID:910270326 Trn*1*910270326*1363569642~ 12/17/24 Trn: 3592023299Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023299 Eed:241226 Ind Ind Name: Caremax Medical Center 0002 Ss &C 13.69 12/26 Orig CO Name: Square Inc Entry Descr: Sq241225 Sec: PPD ID:T3Qe16Z967V5Sp8 T2143043 Trn: 3612285328Tc Orig ID:9424300002 Desc Date:241225 CO Trace#: 021000022285328 Eed:241226 Ind Ind Name:Managed Healthcare Par 9.64 12/26 Orig CO Name: Square Inc Entry Descr: Sq241225 Sec: PPD ID:T33X4Fz010C9TN0 T2143043 Trn: 3612285326Tc Orig ID:9424300002 Desc Date:241225 CO Trace#: 021000022285326 Eed:241226 Ind Ind Name: Managed Healthcare Par 8.51 12/26 Orig CO Name: Argus Health Sys Entry Descr:Hcclaimpmtsec: CCD ID:910270168 Trn*1*910270168*1363569642~ 12/17/24 Trn: 3592023295Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023295 Eed:241226 Ind Ind Name: Caremax Medical Center 0002Ss&C 3.52 12/26 Orig CO Name: Argus Health Sys Entry Desor: Hcclaimpmtsec: CCD ID:910270197 Trn*1*910270197*1363569642~ 12/17/24 Trn: 3592023297Tc Orig ID:9363569642 Desc Date:241217 CO Trace#: 101000012023297 Eed:241226 Ind Ind Name: Caremax of Miami, LLC 0002Ss&C 3.52 12/26 Orig CO Name: Square Inc Entry Descr: Sq241225 Sec: PPD ID:T30Sb5Sbncjse5Y T2143044 Trn: 3612285322Tc Orig ID:9424300002 Desc Date:241225 CO Trace#: 021000022285322 Eed:241226 Ind Ind Name: Managed Healthcare Par 2.71 12/26 0.09 Page 18 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 20 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE DESCRIPTION AMOUNT Orig CO Name: Aetna As01 Orig ID:3066033492 Desc Data: CO Entry Descr: Hcclaimpmtsec: CCD Trace#: 051000012023286 Eed:241226 Ind ID:1154600658 Ind Name:Managed Healthcare Par Trn*1*882435401010237*1066033492\ Trn: 3592023286 Tc 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 Co Entry Descr:Sq241227 Sec: PPD Trace#:021000024805990 Eed:241227 Ind ID:T3Yk33Tf3Kfeke6 Ind Name:Managed Healthcare Par T2143241 Trn: 3624805990Tc 97.30 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 Co Entry Descr: Sq241227 Sec: PPD Trace#:021000024805989 Eed:241227 Ind ID:T3Z8Chwcf64Agm8 Ind Name: Managed Healthcare Par T2143241 Trn: 3624805989Tc 52.86 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 CO Entry Descr: Sq241227 Sec: PPD Trace#:021000024805987 Eed:241227 Ind ID:T3Hj03Ffj8Rbc43 Ind Name: Managed Healthcare Par T2143242 Trn: 3624805987Tc 52.39 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 CO Entry Descr:Sq241227 Sec: PPD Trace#: 021000024805993 Eed:241227 Ind ID:T3Nk9Kbgkvv86Xn Ind Name: Managed Healthcare Par T2143233 Trn: 3624805993Tc 19.38 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 CO Entry Descr: Sq241227 Sec: PPD Trace#:021000024805994 Eed:241227 Ind ID:T371Pdwe0Y5T9Fe Ind Name: Managed Healthcare Par T2143233 Trn: 3624805994Tc 19.38 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 CO Entry Descr: Sq241227 Sec: PPD Trace#:021000024805991 Eed:241227 Ind ID:T30Paw7Jxrfw205 Ind Name: Managed Healthcare Par T2143241 Trn: 3624805991Tc 3.51 12/27 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241227 CO Entry Descr:Sq241227 Sec: PPD Trace#:021000024805996 Eed:241227 Ind ID:T3D11B6K2Epc8Rr Ind Name: Managed Healthcare Par T2143240 Trn: 3624805996Tc 0.87 12/30 Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126-US/Ac-0000000 07011 Org=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi =/Chgs/USD0,00/Ocmt/USD773427,61/Bn F/Interamerican Medical Centergr O : 00629263 Trn: 0155930365Fc 773,427.61 12/30 Deposit 2111603029 307.00 12/30 Deposit 2111603024 135.00 12/30 Deposit 2111603025 15.00 12/30 Orig CO Name: ADP 401K Orig ID:1223006057 Desc Date:241230 CO Entry Descr:ADP 401K Sec: CCD Trace#: 021000024222309 Eed:241230 Ind ID:Aa9Ai 92509939,343.82Vv Ind Name:Managed Healthcare Par Aa Trn: 3654222309 Tc 9,343.82 12/30 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241230 CO Entry Descr: Sq241230 Sec: PPD Trace#:021000026905439 Eed:241230 Ind ID:T3Acq58Tq42Z43B Ind Name: Managed Healthcare Par T2143478 Trn: 3656905439Tc 355.11 12/30 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241230 CO Entry Descr: Sq241230 Sec: PPD Trace#:021000026905433 Eed:241230 Ind ID:T33Ax6B7E1Ptkfy Ind Name: Managed Healthcare Par T2143476 Trn: 3656905433Tc 116.68 12/30 Orig CO Name: Square Inc Orig ID:9424300002 Desc Date:241230 CO Entry Descr: Sq241230 Sec: PPD Trace#:021000026905437 Eed:241230 Ind ID:T3Z5Tbxrmvwk5Ad Ind Name:Managed Healthcare Par T2143471 Trn: 3656905437Tc 67.88 Page 19 of 30 1003871151000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 21 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 DEPOSITS AND ADDITIONS (continued) DATE 12/30 DESCRIPTION Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241230 CO AMOUNT 38.26 Entry Descr: Sq241230 Sec: PPD Trace#: 021000026905435 Eed:241230 Ind ID:T3Tzb1N1Pp6Q62K Ind Name: Managed Healthcare Par T2143474 Trn: 3656905435Tc 12/30 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241230 CO 24.25 Entry Descr: Sq241230 Sec: PPD Trace#: 021000026905440 Eed: 241230 Ind ID:T3Nsjc9Qtnf6Mtj Ind Name: Managed Healthcare Par T2143478 Trn: 3656905440Tc 12/30 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241230 CO 24.25 Entry Descr: Sq241230 Sec: PPD Trace#: 021000026905441 Eed:241230 Ind ID:T3Kn0Bvh01B7Aqe Ind Name: Managed Healthcare Par T2143478 Trn: 3656905441Tc 12/30 Orig CO Name: ADP 401K Orig ID:1223006057 Desc Date:241230 CO Entry Descr: ADP 401K Sec: CCD Trace#: 021000024222308 Eed:241230 Ind 19.12 Ind ID:Aa9Ai 9250994 Vv Ind Name: Managed Healthcare Par Aa Trn: 3654222308Tc 12/30 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date:241230 CO Entry Descr: Sq241230 Sec: PPD Trace#: 021000026905431 Eed:241230 Ind 9.54 ID:T3Cc08Vrpqdcffr Ind Name: Managed Healthcare Par T2143475 Trn: 3656905431Tc 12/30 Orig CO Name: Aetna As01 Orig ID: 3066033492 Desc Date: CO 0.12 Entry Descr: Hcclaimpmtsec:CCD Trace#:051000010382228 Eed: 241230 Ind ID:1154600658 Ind Name: Managed Healthcare Par Tm*1*882435801005941*1066033492 Trn: 3620382228Tc 12/30 Orig CO Name: Hmp Orig ID:1611103898 Desc Date:241227 CO 0.07 Entry Descr:Hcclaimpmtsec:CCD Trace #:042000010382225 Eed:241230 Ind ID:65292246 Ind Name Tm*1*149339857241226*16111038981\ 452414 Trn: 3620382225Tc 12/31 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date: 241231 CO Entry Descr: Sq241231 Sec: PPD Trace#: 021000022602030 Eed:241231 Ind 48.50 ID:T3Y29 Apdwd0Dav4 Ind Name: Managed Healthcare Par T2143616 Trn: 3662602030Tc 12/31 12/31 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date: 241231 CO Entry Descr: Sq241231 Sec: PPD Trace#: 021000022602033 Eed:241231 Ind ID:T36Vsxxn5T8Wf81 Ind Name: Managed Healthcare Par T2143618 Trn: 3662602033Tc 12/31 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date: 241231 CO Entry Descr: Sq241231 Sec: PPD Trace#: 021000022602028 Eed:241231 Ind 33.99 ID:T3F0Bbdw3T767Eh Ind Name: Managed Healthcare Par T2143619 Trn: 3662602028Tc 12/31 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date: 241231 CO 19.38 Entry Descr: Sq241231 Sec: PPD Trace#: 021000022602034 Eed:241231 Ind ID:T342Gx3Mpp5Dn1P Ind Name:Managed Healthcare Par T2143618 Trn: 3662602034Tc 12/31 Orig CO Name: Square Inc Orig ID: 9424300002 Desc Date: 241231 CO Entry Descr: Sq241231 Sec: PPD Trace#: 021000022602032 Eed:241231 Ind 4.77 ID:T322Nzfc489DC2G Ind Name: Managed Healthcare Par T2143618 Trn: 3662602032Tc 12/31 Interest Payment Total Deposits and Additions 34,497.69 $28,208,112.94 Page 20 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 22 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 CHECKS PAID DATE PAID CHECK NUMBER 6966 12/23 Total Checks Paid AMOUNT $1,151.80 $1,151.80 ELECTRONIC WITHDRAWALS DATE DESCRIPTION 12/02 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Nfrhfqn97Fxu Payments Bill. Com Payables 12/02 Orig CO Name: ADP 401K CO Entry Orig ID: 1204895317 Desc Date: Trace#: 021000027739471 Eed: 241202 India Ind Name: Caremax Medical Group Multiple 015 Nirhfqn97Fxu Trn: 3347739471Tc Entry Descr:ADP 401K Sec:CCD ID:Aazg9 112948V01 Aa Trn: 3347739469Tc 12/02 Orig CO Name: ADP 401K Orig ID: 1223006057 Desc Date: 241202 CO Trace #021000027739469 Eed:241202 Ind Ind Name: Managed Healthcare Par Entry Descr:ADP 401K Sec:CCD ID:Aajdn 112948V01 Aa Trn: 3347739468 Tc 12/02 Orig CO Name: ADP 401K Orig ID: 1223006057 Desc Date:241202 CO Trace#:021000027739468 Eed: 241202 Ind Ind Name: Care Alliance LLC Entry Descr: ADP 401K Sec:CCD ID:Aa9Ai 112948V03 Ind Trace#:021000022123883 Ead:241202 Ind Name: Managed Healthcare Par Aa Trn: 3372123883Tc Orig ID: 1223006057 Desc Date:241202 CO Eed: 241202 Ind 12/04 JPMorgan Access Transfer To Account 4177 12/05 Fedwire Debit Via: Regions Bk/062005690 A/C: Comdata Inc TN 37027 US Ref:/Time/09:44 Imad: 1205Mmqfmp2M014139 Trn: 3996000340Jo 12/05 Book Transfer Debit A/C: Divvypay LLC Draper UT 84020-2443 US Ref: Divvy 13707 S 200 W Ste 100 Draper, UT 84020 US Account Nkc32524 Carem Ax Medical Group Trn: 3996100340Jo 12/05 Fedwire Debit Via: Bk Amer Nyc/026009593 A/C: Mckesson Pharmaceutical Irving, TX 75039 US Ref: Nrn 79359 11/14/24-11/15/24 Cmed-220,019.57 11/15/24-11/16/24 Rx-75,42 7.45 11/18/24-11/20/24 Rx-106,312.5 4 Imad: AMOUNT $949,929.65 3,139.45 722.68 86,784.80 82,300.00 25,000.00 5,000.00 401,759.56 1205Mmqfmp2M016721 Trn: 4617100340Jo 12/05 Orig CO Name: Bill. Com Orig ID: 1204895317 Desc Date: CO Entry 13,364.27 Descr: Payables Sec: CCD ID:015Dttvemh9F7W2 Trace#: 021000022742393 E ed:241205 Ind Ind Name: Caremax Medical Group Multiple Payments Bill. Com Payables 015Dttvemh9F7W2 Trn: 3402742393Tc 12/06 Fedwire Debit Via: Customers Bank/031302971 A/C: Caremax, Inc. New York, NY 10017 US Ref: Caremax Escrow Funding Hourly (Debtor) Professional Fee Escrow Payment S Imad: 1206Mmqfmp2L006954 Trn: 5025000340 Jo 12/06 Fedwire Debit Via: Banc of California/122238200 A/C: Stretto US Ref: Invoice 13207 Imad: 1206Mmqfmp2 N006823 Trn: 4617500340Jo 2,975,000.00 283,500.00 12/06 Orig CO Name: Bill.Com Descr: Payables Sec: CCD ID:015Fpncris9F185 Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000026694004 Eed: 241206 Ind Ind Name: Caremax Medical Group Multiple 015Fpncris9Ff85 Trn: 3406694004Tc CO Entry 569,683.43 ID:9100007765623 Entry Descr:Fleet Debisec:CCD 12/06 Orig CO Name: Wright Express Trace#: 071000287633162 Eed:241206 Ind 3417633162Tc 12/09 JPMorgan Access Transfer To Account 1628 12/09 Original CO Name: Att Descr: Payment Sec: Web ID:326167003Myw9W 34458 94527Tc Orig ID: 9864031005 Desc Date: 120524 CO Entry Trace#: 031100205894527 Eed:241209 Ind Ind Name:Managed Healthcare Par Trn: Orig ID: 0841425616 Desc Date:241205 CO 21,427.41 Ind Name: Managed Healthcare Par Trn: 1628 72,011.96 223.99 Page 21 of 30 10038711511000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 23 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION AMOUNT 12/09 Book Transfer Debit A/C: Bbva Colombia Bogota Colombia 00000-CO Ref: Car 15 269,610.82 Servicio DE Call Center/Bpo Nov.24 Trn: 8093800344 Jo 269,610.82 12/10 Fedwire Debit Via: US Bank Minnesota/091000022 A/C: US Bank Tfm Escrow Milwaukee, WI 53202-5300 US Ref: Acc# 6000/Time/16:31 Imad: 1210Mmqfmp2N033227 Trn: 7956100345Jo 12/10 Fedwire Debit Via: Regions Bk/062005690 A/C: Comdata Inc TN 37027 US Ref:/Time/16:32 Imad: 1210Mmqfmp2M032795 Trn: 7962200345Jo 30,000.00 12/11 Orig CO Name:Fpl Direct Debit Orig ID: 3590247775 Desc Date: 12/24 CO Entry Descr: Elec Pymt Sec: Web Trace#: 111000019395752 Eed:241211 Ind ID:7653128236 Webi Ind Name: Interamerican Medical 00000000000000000000 Trn: 3459395752Tc 310.91 12/11 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:8990962444 Webi 00000000000000000000 Trn: 3459395751 Tc Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395751 Eed:241211 Ind Ind Name: Sunrise 786 LLC Dip 109.21 12/11 Orig CO Name:Fpl Direct Debit Orig ID: 3590247775 Desc Date: 12/24 CO Entry Descr: Elec Pymt Sec: Web Trace#: 111000019395750 Eed:241211 Ind ID:9716363479 Webi Ind Name: Caremax Medical Center 00000000000000000000 Trn: 3459395750Tc 103.92 12/11 Orig CO Name:Fpl Direct Debit Orig ID:3590247775 Desc Date: 12/24 CO Entry Descr:Elec Pymt Sec: Web Trace#: 111000019395749 Eed:241211 Ind ID:0862248374 Webi Ind Name: Cardona Medical Center 00000000000000000000 Trn: 3459395749Tc 76.79 12/11 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec: Web ID: 1791987264 Webi Ind Name: Caremax Medical Center 00000000000000000000 Trn: 3459395748Tc Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395748 Eed:241211 Ind 62.14 12/11 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395747 Eed241211 Ind Ind Name: Caremax Medical Center Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID: 1792050351 Webi 00000000000000000000 Trn: 3459395747Tc 58.74 12/11 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395746 Eed:241211 Ind Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:9064019418 Webi Ind Name: Lorites Medical Group 00000000000000000000 Trn: 3459395746Tc 56.43 12/11 Trace#: 111000019395745 Eed241211 Ind Ind Name: Caremax Medical Center Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec: Web ID:0206753477 Webi Orig ID:3590247775 Desc Date: 12/24 00000000000000000000 Trn: 3459395745Tc 52.75 12/11 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019395744 Eed:241211 Ind Ind Name: Interamerican Medical Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:63731 82044 Webi 00000000000000000000 Trn: 3459395744Tc 33.68 12/11 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395743 Eed241211 Ind Ind Name: Caremax Medical Center Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web 00000000000000000000 Trn: 3459395743Tc ID:4160163475 Webi 30.15 12/11 Orig CO Name:Fpl Direct Debit Orig ID: 3590247775 Desc Date: 12/24 CO Entry Descr:Elec Pymt Sec Web Trace#: 111000019395742 Eed241211 Ind ID:5618087265 Webi Ind Name: Caremax Medical Center 00000000000000000000 Trn: 3459395742Tc 29.50 12/11 Orig CO Name:Fpl Direct Debit Orig ID:3590247775 Desc Date: 12/24 CO Entry Descr:Elec Pymt Sec: Web Trace#: 111000019395741 Eed:241211 Ind ID: 1641092042 Webi Ind Name: Interamerican Medical 00000000000000000000 Trn: 3459395741Tc 27.08 page 22 of 30

CHASE Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 24 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION 12/11 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:8794954191 Webi 00000000000000000000 Trn: 3459395740Tc 12/11 12/11 12/11 12/11 12/11 12/11 12/11 Orig ID: 3590247775 Trace#: 111000019395740 Eed241211 Ind Desc Date: 12/24 CO Ind Name: Senior Medical Associa 26.08 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395739 Eed241211 Ind Name: Caremax Medical Center Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:7064550358 Webi Ind 00000000000000000000 Trn: 3459395739Tc 19.44 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:8347640354 Webi 00000000000000000000 Trn: 3459395738Tc Orig ID: 3590247775 Trace#: 111000019395738 Eed: 241211 Ind Desc Date: 12/24 CO Ind Name: Caremax Medical Center 18.03 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec Web ID:7399250351 Webi 00000000000000000000 Trn: 3459395737Tc Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019395737 Eed:241211 Ind Ind Name: Caremax Medical Center 18.03 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec Web ID:5488465179 Webi 00000000000000000000 Trn: Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019395736 E ed:241211 Ind Ind Name: University 786 LLC Dip 3459395736Tc 16.78 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec: Web ID:0510487267 Webi 00000000000000000000 Trn: 3459395735Tc Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019395735 Eed:241211 Ind Name: Caremax Medical Center Ind 13.22 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:9814461381 Webi Ind 00000000000000000000 Trn: 3459395734Tc Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395734 Eed:241211 Ind Name: Geriatric AssociatesII 8.83 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395733 Eed:241211 Ind Name: Caremax Medical Center 3459395733Tc Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:4757687266 Webi Ind 00000000000000000000 Trn: Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019395732 E ed:241211 Ind Name: Caremax Medical Center 3459395732Tc 12/11 7.86 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:9744329401 Webi Ind 00000000000000000000 Trn: 12/12 6.74 Orig CO Name:ADP Wage Pay Entry Descr:Wage Pay Sec: CCD Trace#: 091000017983910 Eed:241212 Ind ID:744073562609Zg9 4165360785 Trn: 3467983910Tc Ind Orig ID:9333006057 Desc Date:241212 CO 12/12 18,973.85 Orig CO Name: ADP Wage Pay Entry Descr:Wage Pay Sec: CCD ID: 770075389881 Jdn 4165360785 Trn: 3467983911 Tc Name: Managed Healthcare Par Orig ID:9333006057 Desc Date:241212 CO Trace#: 091000017983911 Eed:241212 Ind Ind Name:Care Alliance LLC Care 12/12 18,712.56 Orig CO Name: ADP Wage Pay Entry Descr:Wage Pay Sec: CCD ID:765096292421 Bnh 4165360785 Trn: 3467983912 Tc Orig ID:9333006057 Desc Date:241212 CO Trace#: 091000017983912 Eed:241212 Ind Ind Name: Managed Healthcare Par 17,901.42 12/12 Orig CO Name:ADP Tax Entry Descr:ADP Tax Sec: CCD ID:Aazg9 121350A01 KY Trn: 3467983908 Tc Orig ID:1223006057 Desc Date:241212 CO Trace#: 021000027983908 Eed:241212 Ind Ind Name: Managed Healthcare Par 12/12 8,619.44 Orig CO Name: ADP Tax Entry Descr:ADP Tax Sec: CCD ID:Aajdn 121350A01 Ind KY Trn: 3467983907Tc Orig ID:1223006057 Desc Date:241212 CO Trace#: 021000027983907 Eed:241212 Ind Name: Care Alliance LLC Page 23 of 30 10038711512000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 25 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION AMOUNT 12/12 Fedwire Debit Via: Dbtco Americas Nyc/021001033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/3100391835 ADP Wage Pay Imad: 1212Mmqfmp2K011934 Trn: 1143611347Fg 1,761,289.96 12/12 Fedwire Debit Via: Dbtco Americas Nyc/021001033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/3100391836 ADP Wage Garn Imad: 1212Mmqfmp2K012403 Trn: 1167551347Fg 3,108.47 12/12 Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801-US Ref: 8987611Vv Trn: 3244600347Jo 495,698.00 12/12 Fedwire Debit Via: Bk Amer Nyc/026009593 A/C: Mckesson Pharmaceutical Irving, TX 75039 US Ref: Nrn 79359 11/18-11/20 Cmed 11/21-11/22-Rx 11/21-11/22-Cmed 11/25-11/27 Cmed-11/25-11/27 Rx Imad: 1212Mmqfmp2N025878 Trn: 8927400347Jo 484,612.52 12/12 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Oerucyq9Pmff Payments Bill. Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000023712657 Eed: 241212 Ind Name: Caremax Medical Group 015Oerucyq9Pmff Trn: 3473712657Tc CO Entry Ind Multiple 25,025.63 12/13 Orig CO Name: Bill.Com Descr: Payables Sec: CCD ID:015Nbvytgq9Ptk8 Payments Bill. Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000025680808 Eed: 241213 Ind Name: Caremax Medical Group 015Nbvytgq9Ptk8 Trn: 3475680808Tc CO Entry Ind Multiple 360,128.96 12/13 Orig CO Name: ADP Payroll Fees Entry Descr: ADP Fees Sec: CCD ID:417573908929 550374703 Trn: 3475680806Tc Orig ID: 9659605001 Desc Date:241213 Trace#:021000025680806 Eed:241213 Name:676871346Caremax Inc CO Ind 38,746.24 12/13 Orig CO Name: ADP 401K Entry Descr: ADP 401K Sec: CCD ID:Aa9Ai 121350V01 Aa Trn: 3487976797Tc Orig ID: 1223006057 Desc Date:241213 Trace #021000027976797 Eed:241213 Ind Name: Managed Healthcare Par CO Ind 85,859.97 12/13 Orig CO Name: Republicservices Entry Descr: Rsibillpaysec: Web ID:306960016584 Bill Payment Trn: 3486652736Tc Orig ID: 7860843596 Desc Date: 121324 Trace#: 051000016652736 Eed:241213 Ind Name: Managed Healthcare CO Ind 546.19 12/13 Orig CO Name: Republicservices Entry Descr:Rsibillpaysec: Web ID: 306960090900 Bill Payment Trn: 3486652735Tc Orig ID: 7860843596 Desc Date: 121324 Trace#: 051000016652735 Eed:241213 Ind Name: Managed Healthcare CO Ind 208.88 12/13 Orig CO Name: Orlando UTIL Com Entry Descr: Payments Sec: Tel ID: 1835563614 3486652733Tc Orig ID:9206269001 Desc Date:241212 Trace#: 021000026652733 Eed:241213 Ind Name: Caremax Medical Center Trn: CO Ind 70.23 12/16 Orig CO Name: ADP 401K Entry Descr: ADP 401K Sec:CCD ID:Aazg9 121350V01 Aa Trn: 3483969806 Tc Orig ID: 1223006057 Desc Date:241216 Trace #021000023969806 Eed:241216 Ind Name: Managed Healthcare Par CO Ind 3,139.45 12/16 Orig CO Name: ADP 401K Entry Descr: ADP 401K Sec:CCD ID: Aajdn 121350V01 Aa Trn: 3483969805Tc Orig ID: 1223006057 Desc Date:241216 Trace#: 021000023969805 Eed:241216 Ind Name: Care Alliance LLC CO Ind 726.61 12/16 JPMorgan Access Transfer To Account 6103 20,000.00 12/16 Fedwire Debit Via: US Bank Minnesota/091000022 A/C: US Bank Tfm Escrow Milwaukee, WI 53202-5300 US Ref: Acc. # 3000/Time/14:27 Imad: 1216Mmqfmp2M032663 Trn: 7976800351 Jo 6,162,949.00 12/16 Fedwire Debit Via: US Bank Minnesota/091000022 A/C: US Bank Tfm Escrow Milwaukee, WI 53202-5300 US Ref: Acc.# 9000/Time/14:27 Imad: 1216Mmqfmp2M032664 Trn: 7976700351Jo 1,919,182.00 Page 24 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 26 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION AMOUNT 12/16 Book Transfer Debit A/C: Divvypay LLC Draper UT 84020-2443 US Ref: Divvy 13707 S 200 W Ste 100 Draper, UT 84020 US Account Nkc32524 Carem Ax Medical Group Trn: 7977100351 Jo 10,000.00 12/17 Orig CO Name: FPl Direct Debt Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019559990 Eed:241217 Ind Ind Name: Caremax Medical Center Entry Descr:Elec Pymt Sec:Web ID:8046798040 Webi 00000000000000000000 Trn: 3519559990Tc 125.61 12/17 Orig CO Name:Fpl Direct Debit Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559989 Eed:241217 Ind Ind Name: Senior Medical Associa Entry Descr:Elec Pymt Sec:Web ID:6418354194 Webi 00000000000000000000 Trn: 3519559989Tc 93.28 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:4038117141 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559988 Eed:241217 Ind Ind Name: DR Montesano Dip Trn: 3519559988Tc 92.95 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:6024518232 Webi 00000000000000000000 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019559987 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559987Tc 87.86 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID: 1068858198 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559986 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559986Tc 70.63 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:5233268191 Webi 00000000000000000000 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019559985 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559985Tc 68.82 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:1156482042 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559984 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559984Tc 61.45 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:9071568191 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559983 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559983Tc 43.39 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID: 8808783586 Webi 00000000000000000000 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019559982 Eed:241217 Ind Ind Name: Centers of Medical Exc Trn: 3519559982Tc 39.37 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Tel ID:0505398040 Telv 00000000000000000000 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#:111000019559977 Eed:241217 Ind Ind Name: Caremax Medical Center Trn:3519559977Tc 38.29 12/17 Orig CO Name:Fpl Direct Debit Entry Descr: Elec Pymt Sec:Web ID:7306782041 Webi 00000000000000000000 Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000019559981 Eed:241217 Ind Ind Name: Interamerican Medical Trn:3519559981Tc 35.88 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:6363248292 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559980 Eed:241217 Ind Ind Name: Caremax Medical Center Trn: 3519559980Tc 34.26 12/17 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID: 9978818236 Webi 00000000000000000000 Orig ID:3590247775 Desc Date: 12/24 CO Trace#: 111000019559979 Eed:241217 Ind Ind Name: Interamerican Medical Trn: 3519559979Tc 9.25 12/19 Fedwire Debit Via: Regions Bk/062005690 A/C: Comdata Inc TN 37027 US Ref:/Time/10:55 Imad: 1219Mmqfmp2N019056 Trn: 4906900354Jo 30,000.00 Page 25 of 30 10038711513000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 27 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION 12/19 Fedwire Debit Via: Bk Amer Nyc/026009593 A/C: Mckesson Pharmaceutical Irving, TX75039 US Ref: Nrn 79359 11/11-11/13 &12/02/-12/06 Rx 12/02/24-12/04/24 Cmed 753574779 6- Mck Advantage Imad: 1219Mmqfmp2N021205 Trn: 5746800354Jo AMOUNT 961,357.58 12/20 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Bvrcemha1FL7 Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000022013053 Eed:241220 Ind Name: Caremax Medical Group 015Bvrcemha1FL7 Trn: 3542013053Tc CO Entry Ind Multiple 648,035.70 12/20 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Gziqbkma1Sj7 Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000022013050 Eed: 241220 Ind Name: Caremax Medical Group 015Gziqbkma1Sj7 Trn: 3542013050Tc CO Entry Ind Multiple 178,874.17 12/20 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:0150psgghla0Smo Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000022013041 Eed:241220 Ind Name: Caremax Medical Group 015Opsgghla0smo Trn: 3542013041Tc CO Entry Ind Multiple 43,333.62 12/20 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Otxgroua16Tp Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000022013047 Eed: 241220 Ind Name: Caremax Medical Group 015Otxgroua16Tp Trn: 3542013047Tc CO Entry Ind Multiple 34,753.01 12/20 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:026Edrnvz17Grho Payments Bill. Com Payables Orig ID: 1204895317 Desc Date: Trace#: 021000022013044 Eed: 241220 Ind Name: Caremax Medical Group 026Edrnvz1 7Grho Trn: 3542013044Tc CO Entry Ind Multiple 528.46 12/20 Orig CO Name: Att Descr: Payment Sec: Tel ID:296797002Evr1YOrig ID: 9864031003 Desc Date: 121924 Trace#: 031 100202089567 Eed: 241220 Ind Name: Imc Health Trn: 3552089567Tc CO Entry Ind 441.58 12/20 Orig CO Name: Att Descr Payment Sec: Web ID:487078003Myw9J Orig ID: 9864031005 Desc Date: 121824 Trace#: 031100202089570 Eed:241220 Ind Name Trn: 3552089570Tc CO Entry Ind 223.99 12/20 Orig CO Name: Att Descr: Payment Sec: Tel ID: 105536003Csr1L Orig ID: 9864031003 Desc Date: 121924 Trace#: 031100202089566 Eed: 241220 Ind Name: Sunset Cardiology PI Trn: 3552089566Tc CO Entry Ind 216.35 12/20 Original CO Name: Att Descr Payment Sec: Web ID:484041003Myw9J 3552089569Tc Orig ID: 9864031005 Desc Date: 121824 Trace#: 031100202089569 Eed:241220 Ind Name: Managed Heathcare Par Trn: CO Entry Ind 138.39 12/20 Fedwire Debit Via: Customers Bank/031302971 A/C: Caremax, Inc. New York, NY 10017 US Ref: Caremax Escrow Funding Imad: 1220Mmqfmp2N033538 Trn: 8076800355Jo 2,050,000.00 12/24 Fedwire Debit Via: Dbtco Americas Nyc/021001033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/6700336488 ADP Wage Pay Imad: 1224Mmqfmp2M019911 Trn: 0448321359Fg 1,757,563.59 12/26 Orig CO Name: ADP Wage Pay Orig ID:9333006057 Desc Date:241226 Trace#: 091000012850955 Eed:241226 Entry Descr: Wage Pay Sec: CCD ID:543072602708 Bnh 4165360785 Trn: 3592850955Tc Ind Name: Managed Healthcare Par CO Ind 96,521.42 12/26 Orig CO Name: ADP Wage Pay Entry Descr: Wage Pay Sec: CCD ID:548095493607Zg9 4165360785 Trn: 3592850956Ôc Orig ID:9333006057 Desc Date: 241226 Trace#: 091000012850956 Eed:241226 Ind Name: Managed Healthcare Par CO Ind 18,973.90 12/26 Orig CO Name: ADP Wage Pay Entry Descr: Wage Pay Sec: CCD ID: 942433667609Jdn 4165360785 Trn: 3592850954Tc Orig ID:9333006057 Desc Date:241226 Trace#: 091000012850954 Eed:241226 Ind Name: Care Alliance LLC Care CO Ind 17,944.79 Page 26 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 28 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 ELECTRONIC WITHDRAWALS (continued) DATE DESCRIPTION 12/26 Orig CO Name: ADP Tax Orig ID:1223006057 Desc Date:241226 CO Entry Descr:ADP Tax Sec: CCD Trace#: 091000012850959 Eed:241226 Ind ID:Aazg9 122752A01 Aa Trn: 3592850959Tc Ind Name: Managed Healthcare Par 12/26 Orig CO Name: ADP Tax Orig ID:1223006057 Desc Date:241226 CO Entry Descr:ADP Tax Sec: CCD Trace#: 091000012850958 Eed:241226 Ind ID: Aajdn 122752A01 Aa Trn: 3592850958 Tc Ind Name:Care Alliance LLC 12/26 Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801-US Ref: 9091095Vv Trn: 1814300361Jo 12/26 Fedwire Debit Via: Dbtco Americas Nyc/021001033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/7250320299 ADP Wage Garm Imad: 1226Mmqfmp2N012709 Trn: 0772641361Fg 12/26 Orig CO Name: Bill.Com AMOUNT 8,618.39 4,330.11 495,990.06 2,841.62 Descr: Payables Sec: CCD ID:015Ccklkiva8Z2N Payments Bill.Com Payables Orig ID: 1204895317 Desc Date: CO Entry Trace#: 021000023100685 Eed: 241226 Ind Ind Name: Caremax Medical Group multiple 015Ccklkiva8Z2N Trn: 3613100685 Tc 14,472.87 12/26 Orig CO Name: Bill.Com Descr: Payables Sec: CCD ID:026Sdsmrl17Qqba Orig ID: 1204895317 Desc Date: Trace#: 021000023100688 Eed: 241226 Ind Ind Name: Caremax Medical Group Blue Stream Communications, LLC Bil L.Com 026Sdsnrk17Qqba Inv Acct 013544002 Dec/ Trn: 3613100688Tc Trm: 3613100688 Tc L.Com 026Sdsmri17Qqba Inv Acct 0135 44002 Dec/ 12/27 Orig CO Name: Bill. Com Descr: Payables Sec: CCD ID:015Wlzdhhga94l9 Orig ID: 1204895317 Desc Date: Trace#: 021000023217893 Eed: 241227 Ind Ind Name: Caremax Medical Group Multiple CO Entry 936,833.55 Payments Bill. Com Payables 015Wlzdhhga94l9 Trn: 3613217893Tc 12/27 Orig CO Name: ADP Payroll Fees Entry Descr:ADP Fees Sec:CCD ID:798096706693 Orig ID: 965 9605001 Desc Date: 241227 CO Trace#:021000023217891 Eed:241227 Ind Ind Name:677770352Caremax Inc 550374703 Trn: 3613217891Tc 12/27 Fedwire Debit Via: Dbtco Americas Nya/021001033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/7100344041 ADP Wage Pay Imad: 1227Mmqfmp2K013268 Trn: 1196981362Fg 12/27 Orig CO Name: ADP 401K Orig ID: 1223006057 Desc Date: 241227 CO Entry Descr:ADP 401K ID:Aa9Ai 122752V01 Sec:CCD Trace#:021000020052377 Eed:241227 Ind Aa Trn: 3620052377Tc Ind Name: Managed Healthcare Par Orig ID: 3590247775 Desc Date: 12/24 CO Trace#: 111000010052379 Eed:241227 Ind 12/27 Orig CO Name:Fpl Direct Debit Entry Descr:Elec Pymt Sec:Web ID:5598768199 Webi 00000000000000000000 Trn: 3620052379Tc Ind Name: interamerican Medical 12/30 Orig CO Name: ADP 401K Entry Descr:ADP 401K Sec:CCD ID:Aazg9 122752V01 Aa Trn: 3621255166Tc Ind Name: managed Healthcare Par Trace#:021000021255166 Eed:241230 Interamerican Medical Orig ID: 1223006057 Desc Date: 241230 CO Trace#:021000021255166 Eed:241230 Ind Ind Name: Managed Healthcare Par 12/30 Orig CO Name: ADP 401K Entry Descr:ADP 401K Sec:CCD ID: Aajdn 122752V01 Aa Trn: 3621255165Tc Orig ID: 1223006057 Desc Date: 241230 CO Trace #021000021255165 Eed: 241230 Ind Ind Name: Care Alliance LLC 21.00 161,915.33 84,382.71 102.04 3,139.45 Page 27 of 30 720.07 10038711514000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc
Exhibit 5 Page 29 of 35

CHASE

November 30, 2024 through December 31, 2024
Account Number: [redacted]5539

## ELECTRONIC WITHDRAWALS *(continued)*

| DATE | DESCRIPTION | AMOUNT |
| --- | --- | --- |
| 12/30 | Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 9143086Vv Trn: 3518200365Jo | 50,158.49 |
| 12/31 | Fedwire Debit Via: Citibank Nyc/021000089 A/C: Ropes & Gray Llp Boston, MA 02199-3600 US Ref: Caremax Inc Invoice No.: 1657012 - $241,513.09 Invoice No.: 1657981 - $1,845.50/Time/08:58 Imad: 1231Mmqfmp2L026943 Trn: 2202700366Jo | 243,358.59 |
| 12/31 | Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241231 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000022453549 Eed:241231 Ind ID:Aa9Ai 123152V01 Ind Name:Managed Healthcare Par Aa Trn: 3662453549Tc | 4,918.37 |
| **Total Electronic Withdrawals** | | **$25,401,822.60** |

## OTHER WITHDRAWALS, FEES & CHARGES

| DATE | DESCRIPTION | AMOUNT |
| --- | --- | --- |
| 12/16 | Account Analysis Settlement Charge | $2,015.64 |
| **Total Other Withdrawals, Fees & Charges** | | **$2,015.64** |

Your service charges, fees and earnings credit have been calculated through account analysis.

## DAILY ENDING BALANCE

| DATE | AMOUNT | DATE | AMOUNT |
| --- | --- | --- | --- |
| 12/02 | $19,935,695.47 | 12/17 | 10,747,571.97 |
| 12/03 | 19,983,622.71 | 12/18 | 10,748,529.84 |
| 12/04 | 19,905,874.10 | 12/19 | 29,362,199.48 |
| 12/05 | 19,461,619.09 | 12/20 | 26,406,200.69 |
| 12/06 | 16,877,077.14 | 12/23 | 26,639,946.94 |
| 12/09 | 16,536,154.09 | 12/24 | 25,105,263.07 |
| 12/10 | 16,204,543.92 | 12/26 | 24,445,604.06 |
| 12/11 | 16,369,060.83 | 12/27 | 23,262,595.12 |
| 12/12 | 18,717,951.26 | 12/30 | 23,992,460.82 |
| 12/13 | 18,258,099.01 | 12/31 | 23,778,836.69 |
| 12/16 | 10,186,435.36 | | |

## INTEREST RATE ON COLLECTED BALANCE

INTEREST RATE(S)

| | | | | |
| --- | --- | --- | --- | --- |
| 12/01 | TO | 12/18 | AT | 2.35% |
| 12/19 | TO | 12/31 | AT | 2.20% |

Page 28 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 30 of 35 CHASE November 30, 2024 through December 31, 2024 Account Number: 5539 IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS: Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt. For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information: Your name and account number; A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and The amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation. For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details. IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS: Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account. JPMorgan Chase Bank, N.A. Member FDIC Page 29 of 30 10038711515000000061

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 CHASE Page 31 of 35 November 30, 2024 through December 31, 2024 Account Number: 5539 This Page Intentionally Left Blank Page 30 of 30

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 32 of 35 CHASE JPMorgan Chase Bank, N.A. P.O. Box 182051 Columbus, OH 43218 - 2051 Account Number: 1827 November 30, 2024 through December 31, 2024 CUSTOMER SERVICE INFORMATION If you have any questions about your statement, please contact your Customer Service Professional. 00031655 DDA 802 211 00125 NNNNNNNNNNN 1 000000000 61 0000 MANAGED HEALTHCARE PARTNERS, L.L.C. DEBTOR IN POSSESSION 1000 NW 57TH CT STE 400 MIAMI FL 33126-3292 SAVINGS SUMMARY Premium Commercial Money Market Beginning Balance INSTANCES AMOUNT Ending Balance $0.00 $0.00 0 INTEREST RATE ON COLLECTED BALANCE INTEREST RATE(S) 12/01 12/18 12/31 AT AT 2.25% 12/19 TO TO 2.10% 00316550101000000021 Page 1 of 2

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 33 of 35 November 30, 2024 through December 31, 2024 Account Number: 1827 IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS: Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt. For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information: Your name and account number, A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and The amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation. For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details. IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS: Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account. JPMorgan Chase Bank, N.A. Member FDIC Page 2 of 2

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 5 Page 34 of 35 November 30, 2024 through December 31, 2024 JPMorgan Chase Bank, N.A. P.O. Box 182051 Columbus, OH 43218-2051 Account Number. 3028 CUSTOMER SERVICE INFORMATION If you have any questions about your statement, please contact your Customer Service Professional. 00001398 DDA 021 211 00125 NNNNNNNNNNN 1 000000000 60 0000 MANAGED HEALTHCARE DEBTOR IN POSSESSION 1000 NW 57TH CT STE 400 MIAMI FL 33126 00013980101000000021 CHECKING SUMMARY Commercial Checking With Interest INSTANCES AMOUNT Beginning Balance Ending Balance $0.00 $0.00 0 Annual Percentage Yield Earned This Period 0.00% Your service charges, fees and earnings credit have been calculated through account analysis. INTEREST RATE ON COLLECTED BALANCE INTEREST RATE(S) 12/01 TO 12/18 AT 2.35% 12/19 TO 12/31 AT 2.20% Page 1 of 2 00013980101000000021

Case 24-80093-mvl11 Doc 577-5 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc CHASE Exhibit 5 Page 35 of 35 November 30, 2024 through December 31, 2024 Account Number: 3028 IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS: Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt. For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information: Your name and account number, : A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and The amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation. For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details. IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS: Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account. JPMorgan Chase Bank, N.A. Member FDIC Page 2 of 2

Case 24-80093-mvl11 Doc 577-6 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc Exhibit 6 Page 1 of 2 Exhibit 6 Payments to Insiders

Case 24-80093-mvl11 Doc 577-6 Filed 01/30/25 Entered 01/30/25 23:00:15 Desc
Exhibit 6 Page 2 of 2

In re: Managed Healthcare Partners, L.L.C.

**Exhibit - 6**
Case No.: 24-80112
Reporting Period: 12/1/24 - 12/31/24

**Payments to Insiders**

| Insider Name | Salary | Expense Reimbursement | Other Payments | Notes | Total |
|---|---|---|---|---|---|
| De Solo, Alberto R | $ 36,288 | $ - | $ - | | $ 36,288 |
| De Solo, Carlos A | 51,582 | - | - | | 51,582 |
| De Vera, Joseph N | 25,226 | - | - | | 25,226 |
| Fernandez, Erick A | 20,581 | - | - | | 20,581 |
| Llorente, Mark | 28,907 | - | - | | 28,907 |
| Longsworth, Meredith L | 28,339 | - | - | | 28,339 |
| McMeans, Teresa M | 19,672 | - | - | | 19,672 |
| Moreno, Niberto | 36,288 | - | - | | 36,288 |
| Wirges, Kevin C | 28,233 | - | - | | 28,233 |
| **Total** | **$ 275,115** | **$ -** | **$ -** | | **$ 275,115** |